                    HOUSEHOLD INTERNATIONAL NETHERLANDS B.V.,

                                    AS ISSUER

                                       AND

                          HOUSEHOLD INTERNATIONAL, INC.

                                  AS GUARANTOR

                                       AND

                            THE CHASE MANHATTAN BANK,

                                   AS TRUSTEE


                          ---------------------------------

                                    INDENTURE

                          DATED AS OF SEPTEMBER 1, 1998


                          --------------------------------


           PROVIDING FOR ISSUANCE OF UNCONDITIONALLY GUARANTEED SENIOR
                                 NOTES IN SERIES

                    HOUSEHOLD INTERNATIONAL NETHERLANDS B.V.

                          HOUSEHOLD INTERNATIONAL, INC.

                     Indenture dated as of September 1, 1998

                                TABLE OF CONTENTS

                                                                                            PAGE
PARTIES

RECITALS:

General Form of Face of Note
General Form of Reverse of Note

Form of Trustee's Certificate of Authentication for Notes

General Form of `Option to Elect Repayment', if applicable, for Notes

ARTICLE I - DEFINITIONS AND OTHER
                  PROVISIONS OF GENERAL APPLICATION

SECTION 1.01           Definitions.............................................................10

         "Act"         ........................................................................11
         "Affiliate"; "Control"................................................................11
         "Authorized Newspaper"................................................................11
         "Board of Directors"..................................................................11
         "Board Resolution"....................................................................11
         "Business Day"........................................................................11
         "Commission or SEC"...................................................................12
         "Company" ............................................................................12
         "Company Request"; "Company Order"....................................................12
         "Corporate Trust Officer".............................................................12
         "Depository"..........................................................................12
         "Depository Note".....................................................................12
         "Dollar"      ........................................................................12
         "ECU"         ........................................................................12
         "European Communities"................................................................12
         "Event of Default"....................................................................12

                                                         i





         "Foreign Currency"....................................................................13
         "Guarantee"...........................................................................13
         "Guarantor"...........................................................................13
         "Holder"      ........................................................................13
         "Indenture"  .........................................................................13
         "Independent".........................................................................13
         "Interest"............................................................................13
         "Interest Payment Date"...............................................................13
         "Maturity"   .........................................................................13
         "Note Register"; "Note Registrar".....................................................13
         "Officers' Certificate"...............................................................14
         "Opinion of Counsel"..................................................................14
         "Original Issue Discount Note"........................................................14
         "Outstanding".........................................................................14
         "Paying Agent"........................................................................15
         "Person"      ........................................................................15
         "Predecessor Notes"...................................................................15
         "Redemption Date".....................................................................15
         "Redemption Price"....................................................................15
         "Regular Record Date".................................................................15
         "Responsible Officer".................................................................16
         "Senior Notes"........................................................................16
         "Special Record Date".................................................................16
         "Stated Maturity".....................................................................16
         "Subsidiary"..........................................................................16
         "Trustee".............................................................................16
         "Trust Indenture Act or TIA"..........................................................16
         "Voting Stock"........................................................................16

SECTION 1.02           Compliance Certificates and Opinions....................................16
SECTION 1.03           Form of Documents Delivered to Trustee .................................17
SECTION 1.04           Acts of Holders.........................................................17
SECTION 1.05           Notices, etc., to Trustee and Company...................................19
SECTION 1.06           Notices to Holders, Waiver..............................................19
SECTION 1.07           Conflict with Trust Indenture Act.......................................20
SECTION 1.08           Effect of Headings and Table of Contents................................20
SECTION 1.09           Successors and Assigns..................................................20
SECTION 1.10           Separability Clause.....................................................20
SECTION 1.11           Benefits of Indenture...................................................20
SECTION 1.12           Governing Law...........................................................20
SECTION 1.13           Payment on Business Day.................................................20
SECTION 1.14           Incorporation by Reference of Trust Indenture Act.......................21
SECTION 1.15           Consent to Jurisdiction.................................................21

                                                        ii





ARTICLE II - ISSUE, EXECUTION AND REGISTRATION OF SENIOR NOTES

SECTION 2.01           Issuance of Notes in Series.............................................22
SECTION 2.02           Authentication and Delivery of Notes....................................22
SECTION 2.03           Execution of Notes......................................................24
SECTION 2.04           Temporary Notes.........................................................24
SECTION 2.05           Exchanges and Transfers of Notes........................................25
SECTION 2.06           Mutilated, Destroyed, Lost or Stolen Notes..............................26
SECTION 2.07           Payment of Interest; Interest Rights Preserved..........................27
SECTION 2.08           Persons Deemed Owners...................................................28
SECTION 2.09           Cancellation of Notes...................................................28
SECTION 2.10           Appointment of Authenticating Agent.....................................28
SECTION 2.11           Securities Issuable in the Form of a Depository Note....................30
SECTION 2.12           Benefit of Guarantee................................................... 31
SECTION 2.13           CUSIP Numbers...........................................................31

ARTICLE III - COVENANTS OF THE COMPANY

SECTION 3.01           Payment of Principal, Premium and Interest..............................32
SECTION 3.02           Maintenance of Office or Agency.........................................32
SECTION 3.03           Money for Note Payments to be Held in Trust.............................32
SECTION 3.04           Corporate Existence.....................................................33
SECTION 3.05           Maintenance of Accounts.................................................34
SECTION 3.06           Statement as to Compliance..............................................34

ARTICLE IV - COVENANTS OF THE GUARANTOR

SECTION 4.01           Payment of Taxes and Other Claims.......................................34
SECTION 4.02           Corporate Existence.....................................................34
SECTION 4.03           Filing of Reports.......................................................35
SECTION 4.04           Not Subject Property to Lien Without Securing
                       Notes Rateable; Waiver of Covenant......................................35
SECTION 4.05           Statement as to Compliance..............................................37

ARTICLE V - REPAYMENT AT OPTION OF HOLDERS

SECTION 5.01           Optional Repayment of Notes.............................................37
SECTION 5.02           Repayment Procedure for Notes...........................................37



                                                       iii





ARTICLE VI - REDEMPTION OF NOTES; SINKING FUNDS

SECTION 6.01           Applicability of Redemption Provisions..................................38
SECTION 6.02           Election to Redeem; Notice to Trustee...................................38
SECTION 6.03           Selection by Trustee of Notes to be Redeemed............................38
SECTION 6.04           Notice of Redemption....................................................39
SECTION 6.05           Deposit of Redemption Price.............................................40
SECTION 6.06           Notes Payable on Redemption Date........................................40
SECTION 6.07           Notes Redeemed in Part..................................................40
SECTION 6.08           Sinking Funds...........................................................40
SECTION 6.09           Satisfaction of Sinking Fund Payments with Notes........................41
SECTION 6.10           Redemption of Notes for Sinking Fund....................................41

ARTICLE VII - SATISFACTION AND DISCHARGE

SECTION 7.01           Satisfaction and Discharge of Indenture.................................41
SECTION 7.02           Application Of Trust Money..............................................43
SECTION 7.03           Satisfaction, Discharge, and Defeasance.................................43
                       of Notes of any Series
SECTION 7.04           Reinstatement...........................................................44

ARTICLE VIII - REMEDIES

SECTION 8.01           Events of Default.......................................................45
SECTION 8.02           Acceleration of Maturity; Rescission and Annulment......................46
SECTION 8.03           Collection of Indebtedness and Suits for
                       Enforcement by Trustee..................................................47
SECTION 8.04           Trustee May File Proofs of Claim........................................48
SECTION 8.05           Trustee May Enforce Claims Without Possession of
                       Notes...................................................................49
SECTION 8.06           Application of Money Collected..........................................49
SECTION 8.07           Limitation on Suits.....................................................49
SECTION 8.08           Unconditional Right of Holders to Receive
                       Principal, Premium and Interest.........................................50
SECTION 8.09           Restoration of Rights and Remedies......................................50
SECTION 8.10           Rights and Remedies Cumulative..........................................50
SECTION 8.11           Delay or Omission Not Waiver............................................51
SECTION 8.12           Control by Holders......................................................51
SECTION 8.13           Waiver of Past Defaults.................................................51
SECTION 8.14           Undertaking for Costs...................................................51
SECTION 8.15           Waiver of Stay or Extension Laws........................................52


                                                        iv





 ARTICLE IX - THE TRUSTEE

SECTION 9.01           Certain Duties and Responsibilities.....................................52
SECTION 9.02           Notice of Defaults......................................................53
SECTION 9.03           Certain Rights of Trustee...............................................53
SECTION 9.04           Not Responsible for Recitals or Issuance of Notes.......................55
SECTION 9.05           May Hold Notes..........................................................55
SECTION 9.06           Money Held in Trust.....................................................55
SECTION 9.07           Compensation and Reimbursement..........................................55
SECTION 9.08           Corporate Trustee Required; Eligibility;
                       Disqualification; Conflicting Interests.................................56
SECTION 9.09           Preferential Collection of Claims Against Company.......................56
SECTION 9.10           Resignation and Removal; Appointment of Successor.......................56
SECTION 9.11           Acceptance of Appointment by Successor..................................58
SECTION 9.12           Merger, Conversion, Consolidation or
                       Succession to Business..................................................58

ARTICLE X - HOLDERS' LIST AND REPORTS BY TRUSTEE AND COMPANY

SECTION 10.01          Company to Furnish Trustee Names and
                       Addresses of Holders....................................................58
SECTION 10.02          Preservation of Information; Communications to
                       Holders.................................................................59
SECTION 10.03          Reports by Trustee......................................................59

ARTICLE XI - CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 11.01          Guarantor May Consolidate, etc. only on Certain
                       Terms...................................................................59
SECTION 11.02          Company May Consolidate, etc. only on Certain Terms.....................60
SECTION 11.03          Successor Corporation Substituted.......................................61

ARTICLE XII - SUPPLEMENTAL INDENTURES

SECTION 12.01          Supplemental Indentures Without Consent of Holders .....................61
SECTION 12.02          Supplemental Indentures With Consent of Holders.........................63
SECTION 12.03          Execution of Supplemental Indentures....................................63
SECTION 12.04          Effect of Supplemental Indentures.......................................64
SECTION 12.05          Conformity with Trust Indenture Act.....................................64
SECTION 12.06          Reference in Notes to Supplemental Indentures...........................64


                                                      v

         Tie of certain provisions of Trust Indenture Act of 1939, as amended, with Indenture, dated as of September 1, 1998, among Household International Netherlands B.V., Household
International, Inc. and The Chase Manhattan Bank, as Trustee*

                                                                                                    SECTION OF
SECTION OF ACT                                                                                       INDENTURE
310(a)(1)              .........................................................................       9.08
   (a)(2)              .........................................................................       9.08
   (a)(3)              ..........................................................................Not Applicable
   (a)(4)              ..........................................................................Not Applicable
   (b)                 ..........................................................................      9.08, 9.10
311(a)                 ..........................................................................      9.09
   (b)                 ..........................................................................      9.09
312(a)                 ..........................................................................     10.01
                                                                                                      10.02(a)
   (b)                 ..........................................................................     10.02(b)
   (c)                 ..........................................................................     10.02(b)
313(a)                 ..........................................................................     10.03(a)
   (b)                 ..........................................................................     10.03(a)
   (c)                 ..........................................................................     10.03(a)
                                                                                                      10.03(b)
   (d)                 ..........................................................................     10.03(c)
314(a)                 ..........................................................................      3.05, 4.03
   (b)                 ..........................................................................Not Applicable
   (c)(1)              ..........................................................................      1.02
   (c)(2)              ..........................................................................      1.02
   (c)(3)              ..........................................................................Not Applicable
   (d)                 ..........................................................................Not Applicable
   (e)                 ..........................................................................      1.02
315(a)                 ..........................................................................      9.01(a)
                                                                                                       9.01(c)
   (b)                 ...........................................................................     9.02
                                                                                                      10.03(a)

   (c)                 ..........................................................................      9.01(b)
315(d)                 ..........................................................................      9.01(c)
   (d)(1)              ..........................................................................      9.01(c)(1)
   (d)(2)              ..........................................................................      9.01(c)(2)
   (d)(3)              ..........................................................................      9.01(c)(3)
   (e)                 ..........................................................................      8.14

                                                        vi


--------
*This tie of provisions does not constitute a part  of the
Indenture and is for convenience of  reference only.


316(a)                 ..........................................................................      1.01
   (a)(1)(A)           ..........................................................................      8.02
                                                                                                       8.12

   (a)(1)(B)           ..........................................................................      8.13
   (a)(2)              ..........................................................................Not Applicable
   (b)                 ..........................................................................      8.08
317(a)(1)              ..........................................................................      8.03
   (a)(2)              ..........................................................................      8.04
   (b)                 ..........................................................................      3.03
318(a)                 ..........................................................................      1.07


                                                        vii


         THIS INDENTURE, dated as of the 1st day of September 1998, among Household International Netherlands B.V., a corporation incorporated under the laws of the Netherlands (herein called the "Company"), having its principal place of business at Hoekenrode 6, 1102 BR Amsterdam, Netherlands, Household International, Inc., a corporation duly organized and validly existing under the laws of the State of Delaware (hereinafter called the "Guarantor"), having its principal office at 2700 Sanders Road, Prospect Heights, Illinois 60070, and The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York (hereinafter called the "Trustee").

                                     WITNESSETH:

         WHEREAS, the Company deems it necessary from time to time to borrow money for its corporate purposes and to issue its senior notes therefor, and to that end has duly authorized and directed the execution and delivery of this Indenture to provide for one or more series of its unsecured senior notes, or other evidences of indebtedness (hereinafter called "Senior Notes" or "Notes"), issuable as in this Indenture provided;

         WHEREAS, the Guarantor has duly authorized the execution and delivery of this Indenture and deems it appropriate from time to time to issue its guarantees of the Senior Notes on the terms and substantially in the form herein provided (the "Guarantees"); and

         WHEREAS, the general forms of the Senior Notes, the Trustee's certificate of authentication to be borne by the Senior Notes, and the general form of the `Option to Elect Repayment' (if applicable) may be as follows, with any insertions, omissions and variations as the Board of Directors of the Company may determine in accordance with the provisions of this Indenture, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto:

                      [GENERAL FORM OF FACE OF SENIOR NOTE]


         [If the Note is an Original Issue Discount Note, insert--For purposes of Sections 1271-1273 of the United States Internal Revenue Code of 1986, as amended, the issue price of this Senior Note is % of its principal amount
and the issue date is         , 19 .]

No.

                   HOUSEHOLD INTERNATIONAL NETHERLANDS B.V.
                             ....% Senior Note

         HOUSEHOLD INTERNATIONAL NETHERLANDS B.V., a corporation incorporated under the laws of the Netherlands (hereinafter called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to , or registered
assigns, the principal sum of      on        . [If the Senior Note is to bear
interest prior to Maturity, insert--, and to pay interest thereon at the rate per annum [of %][set forth on the reverse of this Note]. The Company will
pay interest from          , or from the most recent Interest Payment Date to
which interest has been paid or duly provided for, [Insert frequency of interest
periods.] (beginning           ) on , until the principal hereof is paid or duly
provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Holder of this Senior Note (or one or more Predecessor Notes) of record at the close of business on the Regular Record Date for such interest, which
shall be           If applicable, insert--except that interest payable at
Maturity shall be paid to the same Person to whom the principal of this Senior Note is payable.] Interest will be computed on the basis of [Insert method of computing interest]. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder of this Senior
Note (or one or more Predecessor Notes) of record at the close of business on a Special Record Date fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to Holders not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Senior Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.]


         [If the Senior Note is not to bear interest prior to Maturity, insert--The principal of this Senior Note shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this Note shall bear interest at the rate of % per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of % per annum
(to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

         Payment of the principal of (and premium, if any on) this Senior Note and, unless otherwise paid as hereinafter provided, the interest (if any) thereon will be made at the office or agency of the Trustee in the Borough of Manhattan, The City of New York, New York, in such coin or currency of the [United States of America as at the time of payment is legal tender for payment of public and private debts,] provided, however, that payment of interest may be made at the option of the Company by check or draft mailed to the Person entitled thereto at his address appearing in the Note Register. Additional provisions of this Senior Note are set forth on the reverse hereof.

         Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Senior Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         This Senior Note shall be construed in accordance with and governed by the laws of the State of Illinois.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its facsimile corporate seal.

Dated:                              HOUSEHOLD INTERNATIONAL NETHERLANDS B.V.

ATTEST:                                    By
         -----------------------               ------------------------------

                     [GENERAL FORM OF REVERSE OF NOTE]
                  HOUSEHOLD INTERNATIONAL NETHERLANDS B.V.

                              ....% Senior Note

         This Senior Note is one of a duly authorized issue of Senior Notes of the Company (herein called the "Senior Notes"), issuable in series, unlimited in aggregate principal amount except as may be otherwise provided in respect of the Senior Notes of a particular series, issued and to be issued under and pursuant to an Indenture dated as of September 1, 1998 (herein called the "Indenture"), duly executed and delivered by the Company, Household International, Inc., a Delaware corporation (the "Guarantor"), and The Chase Manhattan Bank, as Trustee, and is one of a series designated as % Senior Notes due (herein called
the "   % Senior Notes"), [Insert, as applicable-- unlimited in aggregate principal amount--or--limited in aggregate principal amount to $ .] Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company, the Guarantor and the Holders.

         [AT THE COMPANY'S OPTION, ADDITIONAL PROVISIONS APPLICABLE
                TO INTEREST RATE MAY BE INSERTED HERE]

         [If applicable, insert--The Senior Notes of this series are subject to redemption upon not less than 30 days' notice by mail, [if applicable, insert--(1) on in any year commencing with the year and ending with the year through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2)] at any time [on or after
        , 19 ], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal
amount): If redeemed [on or before          ,     %, and if redeemed] during
the 12-month period beginning of the years indicated,


                      Redemption                         Redemption
         Year           Price             Year             Price
         ----         ----------          ----           ----------
and thereafter at a Redemption Price equal to % of the principal amount, together in the case of any such redemption [if applicable, insert--[whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Senior Notes, or one or more Predecessor Notes, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

         [If applicable, insert--The Senior Notes of this series are subject to redemption upon not less than 30 days' notice by mail, (1) on
in any year commencing with the year and ending with the year         through
operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [on or
after       ], as a whole or in part, at the election of the Company, at the
Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during a 12-month period beginning of the years indicated,

                   REDEMPTION PRICE
                    FOR REDEMPTION                   REDEMPTION PRICE FOR
                   THROUGH OPERATION                 REDEMPTION OTHERWISE
                        OF THE                     THAN THROUGH OPERATION
YEAR                 SINKING FUND                    OF THE SINKING FUND
----               -----------------               -----------------------





and thereafter at a Redemption Price equal to   % of the principal amount,
together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Senior Notes, or one or more Predecessor Notes, of record at the close of business on the relevant Regular Record Dates referred to on the face hereof, all as provided in the Indenture].

         [The sinking fund for this series provides for the redemption on in each year beginning with the year and ending with the year of [not less than]
$   [("mandatory sinking fund") and not more than $    ] aggregate principal
amount of Senior Notes of this
series. [Senior Notes of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made-in the inverse order in which they become due.]

         [In the event of redemption of this Senior Note in part
only, a new Senior Note or Senior  Notes of this series for the unredeemed portion hereof will be issued in the name of the
Holder  hereof upon the cancellation hereof.                               ]

         [If applicable, insert--The Senior Notes of this series will be
repayable on        ,        , at the option of the holders of the Senior
Notes of this series, at 100% of their principal amount together with interest (if any) payable to the date of repayment, except that interest, the Stated Maturity of which is on or prior to such repayment date, shall be payable to the Holders of Senior Notes of this series, [or one or more Predecessor Notes,] of record on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture. In order for a Senior Note of this series to be repaid, the Trustee must receive at its office in New York, New York (or at such other address of which the Company may from time to time notify Holders),
during the period from and including            , to           and including
          , (or, if such , is not a Business Day, the next succeeding Business
Day) (i) this Senior Note with the form entitled 'Option to Elect Repayment'
on the reverse of this Senior Note duly completed, or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth the name of the Holder of this Senior Note, the principal amount of this Senior Note, the amount of this Senior Note to be repaid, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Senior Note to be repaid with the form entitled 'Option to Elect Repayment' on the reverse of this Senior Note duly completed will be received by the [Trustee] [Company] not later than five Business Days after the date of such telegram, facsimile transmission or letter and such Senior Note and form duly completed are received by the [Trustee] [Company] by such fifth Business Day. Any such notice received by the
[Trustee] [Company] during the period from and including               ,
to and including           , shall be irrevocable. The repayment option may be
exercised by the Holder of this Senior Note for less than the entire principal amount of this Senior Note provided the principal amount which is to be repaid is equal to $ or an integral multiple of $ . All questions as to the validity, eligibility (including time of receipt) and acceptance of any Senior Note of this series for repayment will be determined by the Company, whose determination will be final and binding.]

         [If the Senior Note is not an Original Issue Discount Note,--If any Event of Default with respect to Senior Notes of this series shall occur and be continuing, the principal of the Senior Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

         [If the Senior Note is an Original Issue Discount Note,--If an Event of Default with respect to Senior Notes of this series shall occur and be continuing, an amount of principal of the Senior Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to--Insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Senior Notes of this series shall terminate.]

         The Indenture provides that each Holder of a Senior Note is entitled to the benefits of a Guarantee by the Guarantor of the timely payment of the principal of, premium, if any, and interest on the Senior Note. The Guarantee enclosed herein is an integral part of this Senior Note.

         [The Indenture contains provisions for defeasance at any time of the entire indebtedness of the Company on this Senior Note upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Senior Note.]

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders under the Indenture at any time by the Company, the Guarantor and the Trustee with the consent of the Holders of at least a majority in aggregate principal amount of the Senior Notes at the time Outstanding of each series which is affected by such amendment or modification, except that certain amendments specified in the Indenture may be made without approval of Holders of the Senior Notes. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Outstanding Senior Notes of any series to waive on behalf of the Holders of such series of Senior Notes compliance by the Company or the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Senior Note shall be binding upon such Holder and upon all future Holders of this Senior Note and any Senior
Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Senior Note.

         No reference herein to the Indenture and no provision of this Senior Note or of the Indenture shall alter or impair the obligations of the Company and the Guarantor, which are absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Senior Note at the times, place, and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, transfer of this Senior Note is registrable on the Note Register, upon surrender of this Senior Note for registration of transfer at the office or agency of the Trustee in the Borough of Manhattan, The City of New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Senior

Notes of the same series containing identical terms and provisions, of authorized denominations and for a like aggregate principal amount, will be issued to the designated transferee or transferees.

         The % Senior Notes are issuable only as registered Senior Notes without coupons in denominations of $100,000 or any amount in excess thereof which is an integral multiple of [$________]. As provided in the Indenture and subject to certain limitations therein set forth, Senior Notes are exchangeable for a like aggregate principal amount of Senior Notes of the same series containing identical terms and provisions and of different authorized denominations, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name this Senior Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Senior Note be overdue, and neither the Company, the Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

         All terms used in this Senior Note which are defined in the Indenture have the meanings assigned to them in the Indenture.

               [FORM OF TRUSTEE'S CERTIFICATE OF
                AUTHENTICATION FOR SENIOR NOTES]

         This is one of the Senior Notes designated herein referred to in the within-mentioned Indenture.

                                                   The Chase Manhattan Bank,
                                                   as Trustee


                                                   By
                                                      ------------------------
                                                          Authorized Officer


                         [FORM OF GUARANTEE]

                GUARANTEE OF HOUSEHOLD INTERNATIONAL, INC.

         FOR VALUE RECEIVED, Household International, Inc., a corporation duly organized and existing under the laws of the State of Delaware (the "Guarantor"), hereby unconditionally guarantees to the Holder of the Senior Note upon which this Guarantee is endorsed the due and punctual payment of the principal of, premium, if any, and interest on said Senior Note, when and as the same shall become due and payable, whether at maturity or otherwise, according to the terms thereof and of the Indenture referred to therein.

         The Guarantor agrees to determine, at least one Business Day prior to the date upon which a payment of principal of, or premium, if any, or interest on said Senior Note is due and payable, whether the Company has available the funds to make such payment as the same shall become due and payable. In case of the failure of the Company punctually to pay any such principal, premium, if any, or interest, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at maturity or otherwise, and as if such payment were made by the Company.

         The Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrevocable, and absolute, irrespective of the validity, regularity, or enforceability of said Senior Note or the Indenture, the absence of any action to enforce the same, any waiver or consent by the Holder of said Senior Note with respect to any provisions hereof, the recovery of any judgment against the Company or any action to enforce the same, or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives diligence, presentment, notice of non-payment, demand of payment, any right to require a proceeding first against the Company, filing of claims with a court in the event of merger, insolvency or bankruptcy of the Company, protest or notice with respect to the Senior Note upon which this Guarantee is endorsed or indebtedness evidenced thereby and all notices and demands to the Company or the Guarantor whatsoever and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in said Senior Note and this Guarantee. In the event of a default in the payment of principal of, premium, if any, or interest on said Senior Note, the Holder of said Senior Note may institute legal proceedings directly against the Guarantor to enforce this Guarantee without first proceeding against the Company.

         The Guarantor shall be subrogated to all rights of the Holder of said Senior Note against the Company in respect of any amounts paid by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not, without the consent of the Holders of all of the Outstanding Senior Notes, be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of, premium, if any, and interest on all Senior Notes shall have been paid in full or payment thereof shall have been provided for in accordance with the Indenture.

         Notwithstanding anything to the contrary contained herein, if following any payment of principal, premium, if any, or interest by the Company on said Senior Note to the Holder of the

 Senior Note it is determined by a final decision of a court of competent jurisdiction that such payment shall be avoided by a trustee in bankruptcy (including any debtor-in-possession) as a preference under 11 U.S.C. Section 547 (or any successor statute) and such payment is paid by such Holder to such trustee in bankruptcy, then and to the extent of such repayment the obligations of the Guarantor hereunder shall remain in full force and effect.

         This Guarantee ranks equally with all other unsecured and unsubordinated obligations of the Guarantor. This Guarantee will remain in full force and effect until the principal of, premium, if any, and interest on the Senior Note have been fully paid. As provided in the Indenture, the Guarantor may under certain circumstances assume all rights and obligations of the Company under the Indenture with respect to the Senior Note.

         This Guarantee shall not be valid or become obligatory for any purpose with respect to the Senior Note upon which it is endorsed until the certificate of authentication on said Senior Note shall have been signed by the Trustee or the authenticating agent.

         This Guarantee shall be governed by the laws of the State of Illinois.

         IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed under its corporate seal.

                                                HOUSEHOLD INTERNATIONAL, INC.

                                                By
                                                    ---------------------------
Attest:

----------------------


                     [GENERAL FORM OF "OPTION TO ELECT REPAYMENT",
                         IF APPLICABLE, FOR SENIOR NOTES]

                              OPTION TO ELECT REPAYMENT

         The undersigned hereby requests and irrevocably instructs the Company
to repay the within Senior Note on the         first occurring not less than
nor more than    days after the date of receipt of the within Note by the
Trustee at the office or agency of the Trustee in the Borough of Manhattan, The City of New York, New York (or at such other place of which the Company shall from time to time notify the Holder of the within Senior Note), at a price equal to the principal amount thereof, [together with interest to the date of repayment], to the undersigned at

------------------------------------------------------------------------------

------------------------------------------------------------------------------
Please Print or Typewrite Name and Address of the Undersigned

Dated

                                 ----------------------------------------------
                                  NOTICE: The Signature to This Request and
                                  Instruction Must Correspond With the Name as
                                  It Appears Upon the Face of the Note in Every Particular Without Alteration or Enlargement or any Change Whatever.


                                           ------------------

         WHEREAS, all things necessary to make this Indenture a valid agreement of the Company and the Guarantor, in accordance with its terms, have been done.

         Now, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of Senior Notes to be issued hereunder by Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders, as follows:

                               ARTICLE I

                    DEFINITIONS AND OTHER PROVISIONS
                           OF GENERAL APPLICATION

         SECTION 1.01.  DEFINITIONS.  For all purposes of this
Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the TIA, either directly or by reference therein, have the meanings assigned to them therein; and

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them, with respect to the Guarantor, in accordance with United States generally accepted accounting principles, and with respect to the Company, in accordance with Dutch generally accepted accounting principles.

         "Act" when used with respect to any Holder has the meaning specified in
Section 1.04.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Authorized Newspaper" when used in connection with the name of a particular city, means a newspaper, printed in an official language of the country of publication, of general circulation and customarily published in such city on each Business Day, whether or not published on Saturdays, Sundays or holidays. Whenever successive weekly publications in an Authorized Newspaper are required hereunder they may be made (unless otherwise expressly provided herein) on the same or different days of the week and in the same or in different Authorized Newspapers.

         "Board of Directors" means either the board of directors of the Company or the Guarantor, as the case may be, any duly authorized committee of that board, or any officer of the Company or the Guarantor duly authorized by the board of directors of the Company or the Guarantor, as the case may be, or a duly authorized committee of that board.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company or the Guarantor, as applicable, to have been duly adopted by the Board of Directors of the Company or the Guarantor, as the case may be, and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day" means each Monday, Tuesday, Wednesday, Thursday or Friday which is not a legal holiday for banking institutions in the particular city with reference to which the determination as to Business Day is being made.

         "Commission" or "SEC" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

         "Company" means the Person named as the Company in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter Company shall mean such successor Person.

         "Company Request", "Company Order" and "Company Consent" mean, respectively, a written request, order or consent signed in the name of the Company by its President or a Vice President, and by its Treasurer, an Assistant Treasurer, Controller, an Assistant Controller, Secretary or an Assistant Secretary, and delivered to the Trustee.

         "Corporate Trust Office" means principal office of the Trustee in New York, New York, at which its corporate trust business shall be administered.

         "Depository" shall mean, with respect to Senior Notes of any series for which the Company shall determine that such Senior Notes will be issued in the form of one or more Depository Notes, The Depository Trust Company, New York, New York, another clearing agency or any successor registered under the Securities Exchange Act of 1934, or other applicable statute or regulation, which, in each case, shall be designated by the Company pursuant to either
Section 2.01 or 2.11.

         "Depository Note" shall mean, with respect to any series of Senior Notes, a Senior Note executed by the Company and authenticated and delivered by the Trustee to the Depository or pursuant to the Depository's instruction, all in accordance with this Indenture and pursuant to a Company Order, which (i) shall be registered as to principal and interest in the name of the Depository or its nominee and (ii) together with all other Depository Notes of such series, if any, shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, all of the Outstanding Senior Notes of such series.

         "Dollar" means the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

         "ECU" means the European Currency Unit as defined and revised from time to time by the council of the European Communities.

         "European Communities" means the European Economic Community, the European Coal and Steel Community and the European Atomic Energy Community.

         "Event of Default" has the meaning specified in Section 8.01.

         "Foreign Currency" means such coin or currency issued by the government of a country other than the United States which at the time of payment is legal tender in the country of issuance for the payment of public and private debts or a composite coin or currency the value of which is determined by reference to the values of the currencies of any specific group of countries.

         "Guarantee" means the agreement of the Guarantor, in substantially the form set forth herein as provided in Section 2.12 hereof, to be endorsed on the Senior Notes authenticated and delivered hereunder.

         "Guarantor" means the party named as such in the first paragraph of this Indenture until a successor replaces it and thereafter means such successor.

         "Holder" means a Person in whose name a Senior Note is registered in the Note Register.

         "Indenture" means this Indenture dated as of September 1, 1998, and, unless the context otherwise indicates, all indentures supplemental hereto from time to time in effect.

         "Independent" when used with respect to any specified Person means such a Person who (1) is in fact independent, (2) does not have any material direct or indirect financial interest in the Company, the Guarantor or any other obligor upon the Senior Notes or in any Affiliate of the Company, the Guarantor or such other obligor, and (3) is not connected with the Company, the Guarantor or such other obligor or any Affiliate of the Company, the Guarantor or such other obligor, as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions. Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished to the Trustee, such Person shall be appointed by a Company Order, and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

         "Interest" when used with respect to an Original Issue Discount Note which by its terms bears interest only after Maturity, means interest payable after Maturity.

         "Interest Payment Date" means the Stated Maturity of interest on Senior Notes of a particular series.

         "Maturity" when used with respect to Senior Notes of a particular series means the date on which the principal or any instalment of principal of such Senior Notes becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, repayment at the option of the Holder or otherwise.

         "Note Register" and "Note Registrar" have the respective meanings specified in Section 2.05.

         "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company or the Guarantor, as the case may be, and delivered to the Trustee. Wherever this Indenture requires that an Officers' Certificate be signed also by an accountant or other expert, such accountant or other expert (except as otherwise expressly provided in this Indenture) may be in the employ of the Company or the Guarantor.

         "Opinion of Counsel" means written opinion of counsel, who may be any one or more of counsel for the Company or the Guarantor, or other counsel reasonably satisfactory to the Trustee.

         "Original Issue Discount Note" means any Senior Note which provides for an amount less than the principal amount thereof to be due and payable at Maturity or upon a declaration of acceleration of the Maturity thereof pursuant to Section 8.02.

         "Outstanding" when used with respect to Senior Notes means, as of the date of determination, all Senior Notes theretofore authenticated and delivered under this Indenture, except:

                  (i) Senior Notes theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Senior Notes or portions thereof for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent, other than the Company or the Guarantor, in trust or set aside and segregated in trust by the Company or the Guarantor (if the Company or the Guarantor shall act as Paying Agent) for the Holders of such Senior Notes, provided that, if such Senior Notes or any portions thereof are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                  (iii) Senior Notes which have been paid pursuant to Section
         2.06 or in exchange for or in lieu of which other Senior Notes have been authenticated and delivered pursuant to this Indenture other than any such Senior Notes in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Senior Notes are held by a bona fide purchaser in whose hands such Senior Notes are valid obligations of the Company; and

                  (iv) any such Senior Notes which have been defeased pursuant to Section 7.03.

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Senior Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, or for any other purpose, (i) Senior Notes owned by the Company, the Guarantor or any other obligor upon the Senior Notes or any Affiliate of the Company, the Guarantor or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Senior Notes a Responsible Officer of which the Trustee knows to be so owned shall be so disregarded, and Senior Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Senior Notes and that the pledgee is not the Company, the Guarantor or any other obligor upon the Senior Notes or any Affiliate of the Company, the Guarantor or such other obligor, and (ii) the principal amount of an Original Issue Discount Note or a Senior Note denominated in a Foreign Currency, as the case may be, that is deemed to be Outstanding for such purposes shall be the amount of the principal thereof that, for an Original Issue Discount Note, would be due and payable as of the date of such determination upon a declaration of acceleration pursuant to Section 8.02 or, for a Senior Note denominated in a Foreign Currency, as calculated pursuant to Section 1.04(f).

         "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Senior Notes on behalf of the Company.

         "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Predecessor Notes" of any particular Senior Note means every previous Senior Note evidencing all or a portion of the same debt as that evidenced by such particular Senior Note; and, for purposes of this definition, any Senior Note authenticated and delivered under Section 2.06 in exchange for or in lieu of a mutilated, destroyed, lost, or stolen Senior Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost, or stolen Senior Note.

         "Redemption Date" when used with respect to any Senior Note to be redeemed means the date fixed for such redemption by or pursuant to this Indenture, any indenture supplemental hereto, or Board Resolution as provided in
Section 2.01 of this Indenture.

         "Redemption Price" when used with respect to any Senior Note to be redeemed means the price at which it is to be redeemed pursuant to this Indenture, any indenture supplemental hereto, or Board Resolution as provided in
Section 2.01 of this Indenture.

         "Regular Record Date" for the interest payable on any Interest Payment Date means, with respect to Senior Notes of any series, the date specified as the Regular Record Date therefor in the relevant supplemental indenture or Board Resolution authorizing such series of Senior Notes.

         "Responsible Officer" when used with respect to the Trustee means an officer of the Trustee assigned to administer the Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Senior Notes" and "Notes" means all debt securities issued under this Indenture, regardless of series.

         "Special Record Date" for the payment of any Defaulted Interest (as defined in Section 2.07) means a date fixed by the Trustee pursuant to Section 2.07.

         "Stated Maturity" when used with respect to any Senior Note or any instalment of principal thereof or any instalment of interest thereon means the date specified in such Senior Note as the fixed date on which the principal of such Senior Note or such instalment of principal or interest is due and payable.

         "Subsidiary" means any corporation at least a majority of the shares of the Voting Stock (or the equivalent thereof, in the case of corporations organized outside the United States of America) of which shall at the time be owned, directly or indirectly, by the Guarantor or by one or more Subsidiaries thereof, or by the Company and one or more Subsidiaries thereof.

         "Trustee" means the Person named as the Trustee in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter Trustee shall mean such successor Trustee.

         "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as it may be amended from time to time.

         "Voting Stock", as applied to the stock of any corporation, means stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the directors of such corporation, other than stock having such power only by reason of the happening of a contingency.

         SECTION 1.02 - COMPLIANCE CERTIFICATES AND OPINIONS. Upon any application or request by the Company or the Guarantor to the Trustee to take any action under any provision of this Indenture, the Company or the Guarantor, as the case may be, shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         SECTION 1.03. FORM OF DOCUMENTS DELIVERED TO TRUSTEE. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Person as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, any officer or officers of the Company or the Guarantor, as the case may be, stating that the information with respect to such factual matters is in the possession of the Company or the Guarantor, as the case may be, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         SECTION 1.04. ACTS OF HOLDERS. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Company and the Guarantor. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the 'Act' of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section. 9.01) conclusive in favor of the Trustee and the Company and the Guarantor, if made in the manner provided in this Section 1.04.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgements of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by an officer of a corporation or a member of a partnership, on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the person executing the same, may also be proved in any other manner which the Trustee deems sufficient, and the Trustee may in any instance require proof with respect to any of the matters referred to in this Section 1.04.

         (c) The ownership of Senior Notes shall be proved by the Note Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Senior Note shall bind every future Holder of the same Senior Note and the Holder of every Senior Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done or suffered to be done by the Trustee or the Company or the Guarantor in reliance thereon, whether or not notation of such action is made upon such Senior Note.

         (e) In determining whether the Holders of the requisite principal amount of Outstanding Senior Notes of any series have given any request, demand, authorization, direction, notice, consent or waiver under this Indenture, the principal amount of an Original Issue Discount Note that may be counted in making such determination and that shall be deemed to be Outstanding for such purposes shall be equal to the amount of the principal thereof that would be due and payable pursuant to the terms of such Original Issue Discount Note upon a declaration of acceleration pursuant to Section 8.02 at the time the taking of such action by the Holders of such requisite principal amount of Outstanding Senior Notes is evidenced to the Trustee, as provided in Subsection (a) of this Section.

         (f) For the purposes of calculating the principal amount of Senior Notes of any series denominated in ECUs or a currency issued by the government of any country other than the United States for any purpose under this Indenture, the principal amount of such Senior Notes at any time outstanding shall be deemed to be that amount of Dollars that could be obtained for such principal amount on the basis of a spot rate of exchange specified to the Trustee in an Officers' Certificate for ECUs or such currency into Dollars as of the date of any such calculation.

         (g) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Senior Notes have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Senior Notes shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

         SECTION 1.05. NOTICES, ETC., TO TRUSTEE AND COMPANY. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Company or the Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

                  (2) the Company or the Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company or the Guarantor addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company or the Guarantor.

         SECTION 1.06. NOTICES TO HOLDERS, WAIVER. Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders and any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made that is satisfactory to the Trustee shall constitute a sufficient notification for every purpose hereunder.

         In case, by reason of the suspension of publication of any Authorized Newspaper, or by reason of any other cause, it shall be impossible to make publication of any notice in an Authorized

 Newspaper or Authorized Newspapers as required by this Indenture, then such method of publication or notification as shall be made with the approval of the Trustee shall constitute a sufficient publication of such notice.

         SECTION 1.07. CONFLICT WITH TRUST INDENTURE ACT. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of TIA, such required provision shall control.

         SECTION 1.08. EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 1.09. SUCCESSORS AND ASSIGNS. All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

         SECTION 1.10. SEPARABILITY CLAUSE. In case any provision in this Indenture or in the Senior Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 1.11. BENEFITS OF INDENTURE. Nothing in this Indenture or in the Senior Notes, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 1.12. GOVERNING LAW. This Indenture and each Senior Note issued hereunder shall be construed in accordance with and governed by the laws of the State of Illinois.

         SECTION 1.13. PAYMENT ON BUSINESS DAY. In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Senior Note shall not be a Business Day, then

(notwithstanding any other provision of this Indenture) payment of interest or principal (and premium, if any), as the case may be, need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date, Redemption Date, or Stated Maturity, as the case may be.

         SECTION 1.14. INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT. Whenever this Indenture refers to a section of the TIA, that section, as in effect on any particular date, is incorporated by reference in and made a part of this Indenture. If the numerical designation of a section of the TIA is changed subsequent to the date of this Indenture as a result of an amendment to the TIA, then the reference in this Indenture to such section shall be deemed to refer to the numerical designation of such section as amended.

         The following TIA terms used in this Indenture have the following meanings:

         "indenture securities" means the Senior Notes.

         "indenture security holder" means a Holder.

         "indenture to be qualified" means this Indenture.

         "indenture trustee" or "institutional trustee" means the Trustee.

         "obligor" on the indenture securities means the Company, the Guarantor or any other obligor on the Senior Notes.

         All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them by the TIA or such statute or rule.

         SECTION 1.15. CONSENT TO JURISDICTION. The Company hereby irrevocably submits to the non-exclusive jurisdiction of any State of New York or United States federal court sitting in the State of New York over any action or proceeding arising out of or relating to this Indenture, and hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York or federal court.

                                ARTICLE II

              ISSUE, EXECUTION AND REGISTRATION OF SENIOR NOTES

         SECTION 2.01. ISSUANCE OF NOTES IN SERIES. At the option of the Company, the Senior Notes issued hereunder, which are unlimited in aggregate principal amount except as may be otherwise provided in respect of the Senior Notes of a particular series, may be issued in one or more series. The Senior Notes of each series may be generally in the form provided in this Indenture (with any such insertions, omissions and variations as determined by the Board of Directors), to bear such series designation, to mature on such date, to bear interest at such rate and payable on such dates, and to have such other terms and provisions (including the currency of denomination, which may be Dollars, Foreign Currency, ECU or other currency or unit specified therein, specification as to whether Depository Note or an Original Issue Discount Note, and including any addition to, or modification or deletion of, any Event of Default or any covenant of the Company or the Guarantor specified herein with respect to Senior Notes of the series), all as shall, prior to the authentication thereof, be established, consistently with the other provisions of this Indenture, by resolution or approval of the Board of Directors and set forth in an Officers' Certificate, or in one or more supplemental indentures approved by the Board of Directors.

         All Senior Notes of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to (i) a Board Resolution and (subject to Section 2.02) set forth in such Officers' Certificate or (ii) in any indenture supplemental hereto.

         If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

         At or prior to the issuance of any of the Guarantees, the exact form and terms of such Guarantees, which shall be in substantially the form set forth herein, shall be established by or pursuant to a Board Resolution of the Guarantor and set forth in an Officer's Certificate of the Guarantor.

         SECTION 2.02. AUTHENTICATION AND DELIVERY OF NOTES. From time to time the Company may execute and deliver to the Trustee, with the Guarantees endorsed thereon, and, except as otherwise provided in this Article II, the Trustee shall thereupon authenticate and deliver to or upon a Company Order, Senior Notes of any series duly established pursuant to Section 2.01. In authenticating such Senior Notes, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and subject to Section 8.01, shall be fully protected in relying upon:

         (a)(i) the Board Resolution of the Company and the Guarantor authorizing the execution and requesting the authentication and delivery of the Senior Notes applied for in the principal amount therein specified, designating the series of such Senior Notes and specifying the officer or officers of the Company to whom or upon whose order such Senior Notes shall be delivered; and which, as permitted by Section 2.01, establishes the terms of such series of Senior Notes and which, if applicable, authorizes the execution of an indenture supplemental hereto creating such series of Senior Notes or, (ii) if an officer of the Company and the Guarantor has been duly authorized with respect to the foregoing, a certificate from such officer to the Trustee authorizing the above actions and a Board Resolution evidencing such officer's authority;

         (b) an Officers' Certificate pursuant to Section 2.01 or, if the Senior Notes of such series are to be issued pursuant to a supplemental indenture, a supplemental indenture duly executed on behalf of the Company and the Guarantor, in form satisfactory to the Trustee, creating such series of Senior Notes;

         (c) an Officers' Certificate pursuant to Section 1.02; and

         (d) an Opinion of Counsel pursuant to Section 1.02 to the effect that:

                  (i) the form and terms of such Senior Notes have been established in conformity with the provisions of this Indenture;

                  (ii) all conditions precedent to the authentication and delivery of such Senior Notes and the Guarantees have been complied with and that such Senior Notes and Guarantees, when authenticated and delivered by the Trustee and issued by the Company or endorsed by the Guarantor, as the case may be, in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company or the Guarantor, as applicable, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles;

                  (iii) all laws and requirements in respect of the execution and delivery by the Company of such Senior Notes or by the Guarantor of the Guarantees have been complied with; and

                  (iv) each of the Company and the Guarantor is not in default in any of its obligations under this Indenture, and the issuance of such Senior Notes or the Guarantees will not result in any such default.

         If all Senior Notes of a series are not to be originally issued at one time, it shall not be necessary to deliver the documents described in this
Section 2.02 at or prior to the time of
authentication of each Senior Note of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Senior Note of such series to be issued.

         The Trustee shall have the right to decline to authenticate and deliver any Senior Notes under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith shall determine that such action would expose the Trustee to personal liability to existing Holders.

         SECTION 2.03. EXECUTION OF NOTES. The Senior Notes and the Guarantees shall be executed on behalf of the Company or the Guarantor, as the case may be, by its Chairman of the Board, President or one of its Vice Presidents and attested by its Secretary or one of its Assistant Secretaries. The signature of any of such officers on the Senior Notes or the Guarantees may be manual or facsimile.

         Senior Notes or Guarantees bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company or the Guarantor, as the case may be, shall bind the Company or the Guarantor, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Senior Notes or did not hold such offices at the date of such Senior Notes.

         All Senior Notes shall be dated the date of their authentication.

         No Senior Note or Guarantee shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Senior Note a certificate of authentication substantially in the form provided for herein executed by manual signature of the Trustee or its agent, and such certificate upon any Senior Note shall be conclusive evidence, and the only evidence, that such Senior Note has been duly authenticated and delivered hereunder.

         SECTION 2.04. TEMPORARY NOTES. Pending the preparation of definitive Senior Notes and related Guarantees of any series, the Company and the Guarantor may execute, and upon Company Order the Trustee shall authenticate and deliver, or cause to be delivered, temporary Senior Notes of such series having duly executed Guarantees endorsed thereon which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Senior Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Senior Notes and Guarantee, may determine, as evidenced by their signing of such Senior Notes or Guarantees.

         If temporary Senior Notes of any series are issued, the Company will cause definitive Senior Notes of such series to be prepared without unreasonable delay. After the preparation of definitive Senior Notes, the temporary Senior Notes shall be exchangeable for definitive Senior Notes upon surrender of the temporary Senior Notes at the office or agency of the Company or Trustee without charge to the Holder. Upon surrender for cancellation of any one or more temporary Senior Notes of any series the Company shall execute and the Trustee shall authenticate and deliver, or cause to be delivered, in exchange therefor a like principal amount of definitive Senior Notes of such series, of authorized denominations. Until so exchanged the temporary Senior Notes shall in all respects be entitled to the same benefits under this Indenture as the definitive Senior Notes.

         SECTION 2.05. EXCHANGES AND TRANSFERS OF NOTES. The Company shall cause to be kept at the Corporate Trust Office of the Trustee a Note Register in which, subject to such reasonable regulations as the Company may prescribe, the Company shall, subject to Section 2.11, provide for the registration of Senior Notes and for registrations of transfer of Senior Notes. The Trustee is hereby appointed Note Registrar for the purpose of registering Senior Notes and registering transfers of Senior Notes as herein provided.

         Subject to the provisions of Section 2.11, upon surrender for registration of transfer of any Senior Note the Paying Agent and the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Senior Notes of the same series containing identical terms and provisions, including the Guarantee, of any authorized denominations and for a like aggregate principal amount.

         Subject to the provisions of Section 2.11, at the option of the Holder, Senior Notes may be exchanged for other Senior Notes of the same series containing identical terms and provisions, of any authorized denominations and for a like aggregate principal amount, upon surrender of the Senior Notes to be exchanged at any such office or agency. Whenever any Senior Notes are so surrendered for exchange, the Company and the Guarantor shall execute the Senior Notes and the Guarantee, and the Trustee shall authenticate and deliver the Senior Notes, including such Guarantee which the Holder making the exchange is entitled to receive.

         All Senior Notes issued upon any registration of transfer or exchange of Senior Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, including the Guarantee, as the Senior Notes surrendered upon such registration of transfer or exchange.

         Every Senior Note presented or surrendered for registration of transfer or exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Senior Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Senior Notes, other than exchanges pursuant to Section 2.04, Section 6.07 or Section 12.06 not involving any registration of transfer.

         The Company shall not be required (i) to issue, register the transfer of or exchange any Senior Note of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Senior Notes of such series selected for redemption under Section
6.04 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Senior Note so selected for redemption in whole or in part.

         SECTION 2.06. MUTILATED, DESTROYED, LOST OR STOLEN NOTES. A mutilated Senior Note may be surrendered to the Company and thereupon the Company and the Guarantor shall execute a new Senior Note and related Guarantee, and the Trustee shall authenticate and deliver in exchange therefor a new Senior Note of the same series, including such Guarantee, and of like tenor and principal amount, bearing a number not contemporaneously outstanding.

         If there be delivered to the Company and to the Trustee

                  (i) evidence to their satisfaction of the destruction, loss or theft of any Senior Note of any series, and

                  (ii) such security or indemnity as may be required by them to save each of them and the Guarantor harmless,

then, in the absence of notice to the Company or the Trustee that such Senior Note has been acquired by a bona fide purchaser, the Company and the Guarantor shall execute and upon their request the Trustee shall authenticate and deliver, in lieu of any such mutilated, destroyed, lost or stolen Senior Note, a new Senior Note of such series, including the Guarantee, and of like tenor and principal amount, bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Senior Note has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Senior Note, pay such Senior Note.

         Upon the issuance of any new Senior Note under this Section 2.06, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Senior Note issued pursuant to this Section 2.06 in lieu of any destroyed, lost or stolen Senior Note shall constitute an original additional contractual obligation of the Company and the Guarantor, whether or not the destroyed, lost or stolen Senior Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Senior Notes of the same series containing identical terms and provisions duly issued hereunder, including the Guarantees.

         The provisions of this Section 2.06 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Senior Notes.

         SECTION 2.07. PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED. Interest on any Senior Note which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Senior Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest; provided, however, interest payable at Maturity may be paid to the same Person to whom principal of the Senior Notes is payable if so stated in the Senior Note. Notwithstanding the foregoing, however, interest that is payable on Senior Notes registered in the name of the Company at the close of business on any Regular Record Date may be withheld at the option of the Company.

         Any interest on any Senior Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder; and such Defaulted Interest shall be paid by the Company or the Guarantor, at their or its election in each case, as provided in Clause (1) or Clause (2) below:

                  (1) The Company or the Guarantor may elect to make payment of any Defaulted Interest to the Persons in whose names the Senior Notes (or their respective Predecessor Notes) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company or the Guarantor shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Senior Note and the date of the proposed payment, and at the same time the Company or the Guarantor shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause (1) provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company or the Guarantor, as the case may be, of such Special Record Date and, in the name and at the expense of the Company or the Guarantor, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed first class postage prepaid, to each Holder at his address as it appears in the Note Register, not less than 10 days prior to such Special Record Date. The Trustee shall, upon a Company Request and in the name and at the expense of the Company or the Guarantor, cause a similar notice to be published at least once in an Authorized Newspaper in New York City but such publication shall not be a condition precedent to the establishment of such

         Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Senior Notes (or their respective Predecessor Notes) are registered on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                  (2) The Company or the Guarantor may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company or the Guarantor to the Trustee of the proposed payment pursuant to this Clause (2), such payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section 2.07, each Senior Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Senior Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Senior Note.

         SECTION 2.08. PERSONS DEEMED OWNERS. The Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name any Senior Note is registered as the owner of such Note for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 2.07) interest on such Senior Note and for all other purposes whatsoever, whether or not such Senior Note be overdue, and neither the Company, the Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

         SECTION 2.09. CANCELLATION OF NOTES. All Senior Notes surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment provided in respect of any series of Senior Notes shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by the Trustee through an appropriate notation on the Note Register and on the face of the Senior Note. The Company or the Guarantor may at any time deliver to the Trustee for cancellation any Senior Notes previously authenticated and delivered hereunder which the Company or the Guarantor may have acquired in any manner whatsoever, and all Senior Notes so delivered shall be promptly cancelled by the Trustee. No Senior Notes shall be authenticated in lieu of or in exchange for any Senior Notes cancelled as provided in this Section 2.09, except as expressly permitted by this Indenture. The Trustee may, but shall not be required to, destroy any cancelled Senior Notes and the Trustee shall deliver to the Company and the Guarantor a certificate of any such destruction, if so requested.

         SECTION 2.10. APPOINTMENT OF AUTHENTICATING AGENT. The Trustee shall, if requested in writing so to do by the Company, promptly appoint an agent or agents of the Trustee who shall have authority to authenticate Senior Notes of any series in the name and on behalf of the Trustee. Such appointment by the Trustee shall be evidenced by a certificate executed by a Responsible Officer of the Trustee delivered to the Company prior to the effectiveness of such appointment designating such agent or agents and stating that all appropriate corporate action has been taken by the Trustee in connection with such appointment.

         Any such authenticating agent shall be an agent acceptable to the Trustee, the Company and the Guarantor and shall at all times be a corporation which is organized and doing business under the laws of the United States or of any State, is authorized under such laws to act as authenticating agent, has a combined capital and surplus of at least $5,000,000, and is subject to supervision or examination by Federal or State authority.

         Any authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time, and upon written request of the Company or the Guarantor to the Trustee shall, terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company.

         Any such authenticating agent shall have the rights and immunities of the Trustee set forth in Sections 2.08, 9.03, 9.04 and 9.05 to the same extent and as fully to all intents and purposes as though such authenticating agent had been expressly named in place of the Trustee.

         Notwithstanding any other provisions of the Indenture, the Trustee shall have no obligation to pay the fees or expenses of any authenticating agent.

         If an appointment is made pursuant to this Section 2.10 with respect to any series of Senior Notes, such Senior Notes shall have printed thereon, in addition to the Trustee's Certificate of Authentication, an alternate Trustee's Certificate of Authentication in the following form:

     (ALTERNATE FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION)

         This is one of the Senior Notes of the series designated herein referred to in the within-mentioned Indenture.

                                                The Chase Manhattan Bank,
                                                         as Trustee

                                                By_____________________________
                                                         Authenticating Agent

                                                By_____________________________
                                                         Authorized Signature

         SECTION 2.11. SECURITIES ISSUABLE IN THE FORM OF DEPOSITORY NOTES. (a) If the Company shall establish pursuant to Section 2.01 that the Senior Notes of a particular series are to be issued in the form of one or more Depository Notes, then the Company and the Guarantor shall execute and the Trustee shall, in accordance with Sections 2.02 and 2.03 and the Company Order delivered to the Trustee thereunder, authenticate and deliver, Depository Notes, each including a Guarantee, which (i) shall represent, and shall be denominated in an aggregate amount equal to the aggregate principal amount of, all of the Outstanding Senior Notes of such series, (ii) shall be registered in the name of the Depository or its nominee, (iii) shall be delivered by the Trustee to the Depository or pursuant to the Depository's instruction and (iv) shall bear a legend substantially to the following effect: "Except as otherwise provided in Section
2.11 of the Indenture, this Senior Note may be transferred, in whole but not in part, only to another nominee of the Depository or to a successor Depository or to a nominee of such successor Depository."

         (b) Notwithstanding any provision of Section 2.05, the Depository Notes of a series may be transferred, in whole but not in part and in the manner provided in Section 2.05, only to another nominee of the Depository for such series, or to a successor Depository for such series selected or approved by the Company or to a nominee of such successor Depository.

         (c) Notwithstanding any other provision herein, if at any time the Depository for a series of Senior Notes notifies the Company that it is unwilling or unable to continue as Depository for such series or if at any time the Depository for such series shall no longer be registered or in good standing as a clearing agency registered under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation and a successor Depository for such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, this Section 2.11 shall no longer be applicable to the Senior Notes of such series and the Company will execute the Senior Notes and the Trustee will authenticate and deliver Senior Notes of such series, including the Guarantee in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Depository Notes of such series then Outstanding in exchange for such Depository Notes. In addition, the Company may at any time determine that the Senior Notes of any series shall no longer be represented by Depository Notes and that the provisions of this Section 2.11 shall no longer apply to the Senior Notes of such series. In such event the Company will execute the Senior Notes and the Trustee, upon receipt of an Officers' Certificate evidencing such determination by the Company, will authenticate and deliver Senior Notes of such series, including the Guarantee in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Depository Notes of such series in exchange for such Depository Notes. Upon the exchange of the Depository Notes for such Senior Notes in definitive registered form without coupons, in authorized denominations, the Depository Notes shall be cancelled by the Trustee. Such Senior Notes in definitive registered form issued in exchange for the Depository Notes pursuant to this Section 2.11(c) shall be registered in such names and in such authorized denominations as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee.

         SECTION 2.12. BENEFIT OF GUARANTEE. (a) Each Holder of a Senior Note shall have the benefit of the Guarantee in substantially the form set forth herein. Such Guarantee shall be endorsed on each Senior Note authenticated and delivered by the Trustee (or the authenticating agent) and such Guarantee shall constitute an integral part of each such Senior Note. Each such Guarantee shall be signed on behalf of the Guarantor by manual or facsimile signature prior to the authentication of the Senior Note on which it is endorsed, and the delivery of such Senior Note by the Trustee (or the authenticating agent), after the authentication thereof, shall constitute due delivery of such Guarantee on behalf of the Guarantor.

         (b) The Guarantor may, without the consent of any Holder of a Senior Note, assume all of the rights and obligations of the Company hereunder with respect to a series of Senior Notes and under the Senior Notes of such series if, after giving effect to such assumption, no Event of Default shall have occurred and be continuing. Upon such an assumption, the Guarantor shall execute a supplemental indenture evidencing its assumption of all such rights and obligations of the Company and the Company shall be released from its liabilities hereunder and under such Senior Note as obligor thereon.

         (c) The Guarantor shall assume all of the rights and obligations of the Company hereunder with respect to a series of Senior Notes and under the Senior Notes of such series if, upon a default by the Company in the due and punctual payment of the principal, premium, if any, or interest on such Senior Notes, the Guarantor is prevented by any court order or judicial proceeding from fulfilling its obligations with respect to such series of Senior Notes. Such assumption shall result in the Senior Notes of such series becoming the direct obligations of the Guarantor and shall be effected without the consent of the Holders of the Senior Notes of any series. Upon such an assumption, the Guarantor shall execute a supplemental indenture evidencing its assumption of all such rights and obligations of the Company, and the Company shall be released from its liabilities hereunder and under such Senior Notes as obligor on the Senior Notes of such series.

         SECTION 2.13. CUSIP NUMBERS. The Company in issuing the Senior Notes may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice shall state that no representation is made as to the correctness of such "CUSIP" numbers either as printed on the Senior Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Senior Notes, and any such redemption shall not be affected by any defect in or omission of such numbers.

                                    ARTICLE III

                             COVENANTS OF THE COMPANY

         SECTION 3.01. PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST. The Company will duly and punctually pay the principal of (and premium, if any) and interest on the Senior Notes in accordance with the terms of the Senior Notes and this Indenture.

         SECTION 3.02. MAINTENANCE OF OFFICE OR AGENCY. The Company shall appoint a Paying Agent which will maintain an office or agency at each place at which the principal of (and premium, if any) or interest on any of the Senior Notes is payable, where Senior Notes may be presented or surrendered for payment, where Senior Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Senior Notes and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and of any change in the location, of each such office or agency. If at any time the Paying Agent shall fail to maintain any such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.

         SECTION 3.03. MONEY FOR NOTE PAYMENTS TO BE HELD IN Trust. If the Company shall at any time also act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on, any of the Notes, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

         The Company shall, on or before each due date of the principal of (and premium, if any) or interest on, any of the Senior Notes, deposit with its Paying Agent or Paying Agents, as the case may be, a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 3.03, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of principal of (and premium, if any) or interest on Senior Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Company, the Guarantor (or any other obligor upon the Senior Notes) in the making of any such payment of principal (and premium, if any) or interest; and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same terms as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Senior Note and remaining unclaimed for three years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Senior Note shall thereafter, as an unsecured creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in New York City, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

         SECTION 3.04. CORPORATE EXISTENCE. Except as herein otherwise expressly provided, the Company will carry on and conduct and will cause to be carried on and conducted its business or businesses in a proper and efficient manner and do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises, provided that the Company may cease to operate any business, premises, property or operations or dispose of or allow to lapse any of its rights or franchises if it is advisable and in the best interests of the Company to do so, but the Company may not cease to operate or dispose of all or substantially all of its assets except in accordance with Article XI hereof. The parties hereto acknowledge that the Company and its Subsidiaries intend to sell, assign, transfer or otherwise dispose of, from time to time, certain of their finance receivables and related assets in transactions commonly known as asset securitization transactions and agree that notwithstanding anything contained in this Indenture or in the Senior Notes, such transactions shall not constitute an Event of Default or be deemed to be prevented or restricted by anything contained herein or in the Senior Notes.

         SECTION 3.05. MAINTENANCE OF ACCOUNTS. The Company will keep or cause to be kept proper books of account, and will file with the Trustee within 15 days of such request copies of annual or periodic reports and information, documents or other reports which the Company has furnished to its shareholder or shareholders after the date hereof, but only to the extent that such annual and periodic reports are filed with the Netherlands Securities Board and made available to the general public, or are required to be filed with the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934. The Company shall also comply with all reporting requirements of the TIA, including but not limited to, Section 314(a).

         SECTION 3.06. STATEMENT AS TO COMPLIANCE. The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement (which need not comply with Section 1.02) signed by the Chairman of the Board, President or a Vice President and by the Treasurer, an Assistant Treasurer, the Controller or an Assistant Controller of the Company, one of whom shall be the principal executive officer, principal financial officer or principal accounting officer of the Company, stating, as to each signer thereof, whether or not to the best of his knowledge, the Company is in default in the performance of any of its obligations under this Indenture, and, if there is a default in the fulfillment of any such obligation, specifying each such default known to him and the nature and status thereof.

                                ARTICLE IV

                       COVENANTS OF THE GUARANTOR

         SECTION 4.01. PAYMENT OF TAXES AND OTHER CLAIMS. The Guarantor will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon it or upon its income, profits or property, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon its property; provided, however, that the Guarantor shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

         SECTION 4.02. CORPORATE EXISTENCE. Subject to Article XI, the Guarantor will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Guarantor shall not be required to preserve or cause to be preserved any right or franchise if the Guarantor shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Guarantor and that the loss thereof is not disadvantageous in any material respect to the Holders.

         SECTION 4.03. FILING OF REPORTS. The Guarantor shall file with the Trustee within 15 days after it files them with the SEC copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Guarantor is required to file with the SEC pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934. The Guarantor also shall comply with all other reporting requirements of the TIA, including but not limited to, Section 314(a).

         SECTION 4.04. NOT SUBJECT PROPERTY TO LIEN WITHOUT SECURING NOTES RATEABLY; WAIVER OF COVENANT. (a) The Guarantor will not issue, assume or guarantee any indebtedness for borrowed money (referred to in this Section as "indebtedness," which term shall not include any guarantee, cash deposit or other recourse obligation with or for any Subsidiary or in connection with the sale, securitization or discount by the Guarantor of finance or accounts receivables, trade acceptances or other paper arising in the ordinary course of its business) secured by a mortgage, security interest, pledge or lien (referred to in this Section as "mortgage" or "mortgages") of or upon any property of the Guarantor whether such property is owned at the date of this Indenture or thereafter acquired, without making effective provision whereby the Guarantees (together with, if the Guarantor shall so determine, any other indebtedness issued, assumed or guaranteed by the Guarantor and then existing or thereafter created) shall be secured by such mortgage equally and rateably with (or, at the option of the Guarantor, prior to) such indebtedness, so long as such indebtedness shall be so secured; provided that the foregoing shall not apply to any of the following:

                  (1) mortgages of or upon any property acquired, constructed or improved by, or of or upon any shares of capital stock or indebtedness acquired by, the Guarantor after the date of this Indenture (A) to secure the payment of all or any part of the purchase price of such property, shares of capital stock or indebtedness upon the acquisition thereof by the Guarantor, or (B) to secure any indebtedness issued, assumed or guaranteed by the Guarantor prior to, at the time of, or within 360 days after (i) in the case of property, the later of the acquisition, completion of construction (including any improvements on existing property) or commencement of commercial operation of such property or (ii) in the case of shares of capital stock or indebtedness, the acquisition of such shares of capital stock or indebtedness, which indebtedness is issued, assumed or guaranteed for the purpose of financing or refinancing all or any part of the purchase price of such property, shares of capital stock or indebtedness and, in the case of property, the cost of construction thereof or improvements thereon, provided that in the case of any such acquisition, construction or improvement of property, the mortgage shall not apply to any property, shares of capital stock or indebtedness theretofore owned by the Guarantor other than, in the case of any such construction or improvement, any theretofore unimproved or substantially unimproved real property on which the property so constructed or the improvement is located;

                  (2) mortgages of or upon any property, shares of capital stock or indebtedness, which mortgages exist at the time of acquisition of such property, shares or indebtedness by the Guarantor;

                  (3) mortgages of or upon any property of a corporation, which mortgages exist at the time such corporation is merged with or into or consolidated with the Company or which mortgages exist at the time of a sale or transfer of the properties of a corporation as an entirety or substantially as an entirety to the Guarantor;

                  (4) mortgages to secure indebtedness of the Guarantor to any Subsidiary or of any Subsidiary to another
         Subsidiary;

                  (5) mortgages in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, or in favor of any other country or political subdivision, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred or guaranteed for the purpose of financing or refinancing all or any part of the purchase price of the property, shares of capital stock or indebtedness subject to such mortgages, or the cost of constructing or improving the property subject to such mortgages (including, without limitation, mortgages incurred in connection with pollution control, industrial revenue or similar financings);

                  (6) mortgages on properties financed through tax-exempt municipal obligations; provided that such mortgages are limited to the property so financed;

                  (7) mortgages existing on the date of execution of this Indenture; and

                  (8) any extension, renewal, refunding or replacement (or successive extensions, renewals or replacements) in whole or in part of any mortgage existing at the date of this Indenture or any mortgage referred to in the foregoing Clauses (1) through (7), inclusive, provided, however, that the principal amount of indebtedness secured thereby shall not exceed the principal amount of indebtedness so secured at the time of such extension, renewal, refunding or replacement, and that such extension, renewal, refunding or replacement shall be limited to all or a part of the property (plus improvements and construction on such property), shares of capital stock or indebtedness which was subject to the mortgage so extended, renewed, refunded or replaced.

         (b) Notwithstanding the provisions of subsection (a) of this Section, the Guarantor may, without equally and rateably securing the Guarantees, issue, assume or guarantee indebtedness secured by a mortgage not excepted by Clauses
(1) through (8) of such subsection (a), if the aggregate amount of such indebtedness, together with all other indebtedness of, or indebtedness guaranteed by, the Guarantor existing atsuch time and secured by mortgages not so excepted, does not at the time exceed 10% of the Guarantor's Consolidated Net Worth. "Consolidated Net

Worth" shall be the difference between the Guarantor's consolidated assets and consolidated liabilities as shown on the Guarantor's most recent audited consolidated financial statements prepared in accordance with United States generally accepted accounting principles.

         (c) An arrangement with any Person providing for the leasing by the Guarantor of any property, which property has been or is to be sold or transferred by the Guarantor to such Person with the intention that such property be leased back to the Guarantor, shall not be deemed to create any indebtedness secured by a mortgage if the obligations in respect of such lease would not be included as liabilities on a consolidated balance sheet of the Guarantor.

         The Guarantor may fail or omit in any particular instance to comply with the covenant set forth in this Section 4.04 if the Company shall have obtained and filed with the Trustee prior to the time for such compliance the consent in writing of the Holders of at least a majority in aggregate principal amount of all of the Senior Notes at the time Outstanding either waiving such compliance in such instance or generally waiving compliance with such covenant, but no such waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon.

         SECTION 4.05. STATEMENT AS TO COMPLIANCE. The Guarantor will deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement (which need not comply with Section 1.02) signed by the Chairman of the Board, President or a Vice President and by the Treasurer, an Assistant Treasurer, the Controller or an Assistant Controller of the Company, one of whom shall be the principal executive officer, principal financial officer or principal accounting officer of the Company, stating, as to each signer thereof, whether or not to the best of his knowledge, the Guarantor is in default in the performance of any of its obligations under this Indenture, and, if there is a default in the fulfillment of any such obligation, specifying each such default known to him and the nature and status thereof.

                                   ARTICLE V

                          REPAYMENT AT OPTION OF HOLDERS

         SECTION 5.01. OPTIONAL REPAYMENT OF NOTES. If the Board Resolution or supplemental indenture, as the case may be, with respect to the Senior Notes of any particular series so provides, such Senior Notes shall be subject to repayment at the option of the Holder prior to their Stated Maturity, on such terms as set forth in the Board Resolution or supplemental indenture pertaining to such Senior Notes, upon the receipt by the Company of the form entitled "Option to Elect Repayment" as specified in Section 5.02 or such optional notification procedure as may be specified in such Senior Notes.

         SECTION 5.02. REPAYMENT PROCEDURE FOR NOTES. To be repaid at the option of the Holder, unless additional or substitute procedures are set forth in the Senior Notes, Senior Notes must be received, with the form entitled "Option to Elect Repayment" on the reverse of the Notes duly completed, by the Trustee at its Corporate Trust Office (or at such other place of which the Company shall from time to time notify the Holders of the Senior Notes) within the periods specified by the terms of the Senior Notes. Effective exercise of the repayment option by the Holder shall be irrevocable. Upon such completion and receipt of the applicable form, Senior Notes for which the option has been exercised become due and payable on the repayment date at the repayment price plus accrued interest (if any), except that interest, the Stated Maturity of which is on or prior to such repayment date, shall be payable to the Holders of such Senior Notes of record on the relevant Record Dates according to their terms and the provisions of Section 2.07. From and after such repayment date
(unless the Company or Guarantor shall default in the payment of the repayment price) such Senior Notes shall cease to bear interest.

                              ARTICLE VI

                   REDEMPTION OF NOTES; SINKING FUNDS

         SECTION 6.01. APPLICABILITY OF REDEMPTION PROVISIONS. Senior Notes of any series which are redeemable before their Stated Maturity at the option of the Company or otherwise shall be redeemable in accordance with their terms and in accordance with the following provisions of this Article VI.

         SECTION 6.02. ELECTION TO REDEEM; NOTICE TO TRUSTEE. The election of the Company to redeem Senior Notes of any series shall be evidenced by a Board Resolution or, if an officer of the Company has been duly authorized with respect to the redemption of Senior Notes, a certificate from such officer to the Trustee authorizing such actions as are necessary or appropriate to effect the redemption and a Board Resolution evidencing such officer's authority. In case of any redemption at the option of the Company of less than all of the Senior Notes of any series the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee by Company Order of such Redemption Date and of the principal amount of Senior Notes to be redeemed.

         SECTION 6.03. SELECTION BY TRUSTEE OF NOTES TO BE Redeemed. If less than all the Senior Notes of any series are to be redeemed, and unless otherwise provided with respect to the Senior Notes of any particular series, the particular Senior Notes to be redeemed shall be selected by the Trustee from the Outstanding Senior Notes of such series not previously called for redemption, by lot or by such other method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal of Senior Notes, provided, however, that except with respect to Senior Notes being redeemed pursuant to the operation of a sinking fund, no such partial redemption shall reduce the portion of the principal amount of a Senior Note of such series not redeemed to less than the minimum denomination for a Senior Note of that series. The portions of the principal of Senior Notes so selected for partial redemption shall be equal to the smallest authorized denomination of the Senior Notes of such series or an integral multiple thereof.

         The Trustee shall promptly notify the Company in writing of the Senior Notes selected for redemption and, in the case of any Senior Note selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Senior Notes shall relate, in the case of any Senior Note redeemed or to be redeemed only in part, to the portion of the principal of such Senior Note which has been or is to be redeemed.

         SECTION 6.04. NOTICE OF REDEMPTION. Notice of redemption shall be given not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Senior Notes to be redeemed, such notice sent by first class mail, postage pre-paid, at his address appearing in the Note Register.

         All notices of redemption shall state:

                  (1) the series designation of the Senior Notes to be redeemed,

                  (2) the Redemption Date,

                  (3) the Redemption Price,

                  (4) if less than all Outstanding Senior Notes of such series are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the Senior Notes of such Holder to be redeemed,

                  (5) that on the Redemption Date the Redemption Price will become due and payable upon each such Senior Note, and that, if applicable, interest thereon shall cease to accrue from and after said date,

                  (6) the place where such Senior Notes are to be surrendered for payment of the Redemption Price, which shall be the office or agency of the Company at any place at which the principal of such Senior Notes is payable,

                  (7) if Senior Notes are to be redeemed pursuant to any sinking or purchase fund established for any series of Senior Notes, that the redemption is being made for the purposes of such sinking or purchase fund, and

                  (8) CUSIP number, if any.

         Notice of redemption of Senior Notes to be redeemed at the option of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

         SECTION 6.05. DEPOSIT OF REDEMPTION PRICE. On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 3.03) an amount of money sufficient to pay the Redemption Price plus accrued interest of all the Senior Notes which are to be redeemed on that date.

         SECTION 6.06. NOTES PAYABLE ON REDEMPTION DATE. Notice of redemption having been given as aforesaid, the Senior Notes so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price) such Senior Notes shall cease to bear interest. Upon surrender of such Senior Notes for redemption in accordance with such notice, such Senior Notes shall be paid by the Company at the Redemption Price. Interest, the Stated Maturity of which is on or prior to the Redemption Date, shall be payable to the Holders of such Senior Notes of record on the relevant Record Dates according to their terms and the provisions of Section 2.07.

         If any Senior Note called for redemption shall not be so paid upon surrender thereof for redemption, the Redemption Price shall, until paid, bear interest from the Redemption Date at the rate borne by the Senior Note.

         SECTION 6.07. NOTES REDEEMED IN PART. Any Senior Note which is to be redeemed only in part shall be surrendered to the Trustee or Paying Agent (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Company and the Guarantor shall execute a new Senior Note or Senior Notes of the same series, and the related Guarantee, and the Trustee shall authenticate and deliver to such Holder, without service charge, such new Senior Note or Senior Notes, including such Guarantee, of any authorized denominations as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Senior Note so surrendered.

         SECTION 6.08. SINKING FUNDS. The provisions of this Article VI shall be applicable to any sinking fund for the retirement of Senior Notes of any series except as otherwise specified in such Senior Notes.

         The minimum amount of any sinking fund payment provided for by the terms of Senior Notes of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Senior Notes of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Senior Notes of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 6.09. Each sinking fund payment shall be applied to the redemption of Senior Notes of any series as provided for by the terms of Senior Notes of such series.

         SECTION 6.09. SATISFACTION OF SINKING FUND PAYMENTS WITH NOTES. The Company (1) may deliver to the Trustee for cancellation Outstanding Senior Notes of a series (other than any previously called for redemption) and (2) may apply as a credit Senior Notes of a series containing identical terms and provisions which have been redeemed either at the election of the Company pursuant to the terms of such Senior Notes or through the application of permitted optional sinking fund payments pursuant to the terms of such Senior Notes, in each case in satisfaction of all or any part of any mandatory sinking fund payment with respect to the Senior Notes of such series required to be made pursuant to the terms of such Senior Notes as provided for by the terms of such Senior Notes; provided that such Senior Notes shall not have been previously so credited. Such Senior Notes shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Senior Notes for redemption through operation of the mandatory sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

         SECTION 6.10. REDEMPTION OF NOTES FOR SINKING FUNDS Not less than 45 days prior to each sinking fund payment date for Senior Notes of any series, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing mandatory sinking fund payment and optional sinking fund payment, if any, for that series of Senior Notes pursuant to the terms thereof, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Senior Notes of that series pursuant to Section 6.09 and will also deliver with the said Officers' Certificate to the Trustee any Senior Notes to be so delivered if not theretofore delivered. Not less than 30 days before each such sinking fund payment date the Company shall cause to be selected the Senior Notes to be redeemed upon such sinking fund payment in the manner specified in
Section 6.03 and shall cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section
6.04. The Company or the Guarantor shall deposit the amount of cash, if any, required for such sinking fund payment with the Trustee in the manner provided in Section 6.05. Such notice having been duly given, the redemption of such Senior Notes shall be made upon the terms and in the manner stated in Sections
6.06 and 6.07.

                                ARTICLE VII

                        SATISFACTION AND DISCHARGE

         SECTION 7.01. SATISFACTION AND DISCHARGE OF INDENTURE. This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Senior Notes if herein or in any supplemental indenture expressly provided for), and the

Trustee, on demand of and at the expense of the Company or the Guarantor, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

         (1) either

                  (A) all Senior Notes theretofore authenticated and delivered (other than (i) Senior Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.06, and
         (ii) Senior Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 3.03) have been delivered to the Trustee for cancellation; or

                  (B) all such Senior Notes not theretofore delivered to the Trustee for cancellation

                           (i) have become due and payable, or

                           (ii) will become due and payable at their Stated
                  Maturity within one year, or

                           (iii) are to be called for redemption within one year
                  under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

         and the Company or the Guarantor, in the case of (B) (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of discharging and undertakes an amount in cash sufficient to pay and discharge the entire indebtedness on such Senior Notes not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Senior Notes which have become due and payable), or to their Stated Maturity or Redemption Date, as the case may be; and

         (2) the Company or the Guarantor has paid in cash or caused to be paid all other sums payable hereunder by the Company or the Guarantor; and

         (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 9.07, the obligations of the Trustee to any authenticating agent appointed under Section 2.10 and, if money shall have been deposited with the Trustee pursuant to subclause
(B) of clause (1) of this Section, the obligations of the Trustee under Section
7.02 and the last paragraph of Section 3.03 shall survive.

         SECTION 7.02. APPLICATION OF TRUST MONEY. Subject to the provisions of the last paragraph of Section 3.03, all money deposited with the Trustee pursuant to Section 7.01 shall be held in trust and applied by it, in accordance with the provisions of the Senior Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

         SECTION 7.03. SATISFACTION, DISCHARGE, AND DEFEASANCE OF NOTES OF ANY SERIES. Unless this Section 7.03 shall be deemed inapplicable to a series of Senior Notes pursuant to the Board Resolution or supplemental indenture creating such series, the Company shall be deemed to have paid and discharged the entire indebtedness on all the Outstanding Senior Notes of any such series and the Trustee, at the demand of and at the expense of the Company shall execute proper instruments acknowledging satisfaction and discharge of such indebtedness, when

         (1) either

                  (A) with respect to all Outstanding Senior Notes of such series,

                           (i) the Company has deposited or caused to be
                  deposited with the Trustee as trust funds in trust for the purpose of discharging such indebtedness an amount sufficient to pay and discharge the entire indebtedness on all Outstanding Senior Notes of such series for principal (and premium, if any) and interest to the Stated Maturity or any Redemption Date as contemplated by the penultimate paragraph of this Section 7.03, as the case may be; or

                           (ii) the Company has deposited or caused to be
                  deposited with the Trustee as obligations in trust for the purpose of discharging such indebtedness such amount of direct obligations of, or obligations the principal of and interest on which are fully guaranteed by, the United States of America and which are not callable at the option of the issuer thereof as will, together with the income to accrue thereon without consideration of any reinvestment thereof, be sufficient to pay and discharge the entire indebtedness on all Outstanding Senior Notes of such series for principal (and premium, if any) and interest to the Stated Maturity or any Redemption Date as contemplated by the penultimate paragraph of this
                  Section 7.03, as the case may be; or

                  (B) the Company has properly fulfilled such other means of satisfaction and discharge as is specified in the Board Resolution described in Section 2.01 hereof or supplemental indenture applicable to the Senior Notes of such series; and

         (2) the Company has paid or caused to be paid all other sums payable with respect to the Outstanding Senior Notes of such series; and

         (3) the Company has delivered to the Trustee a certificate of a firm of independent public accountants certifying as to the sufficiency of the amounts deposited pursuant to subsections (A)(i) or (ii) of this Section for payment of the principal (and premium, if any) and interest on the dates such payments are due, an Officers' Certificate and an Opinion of Counsel, each such Certificate and Opinion stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the entire indebtedness on all Outstanding Senior Notes of any such series have been complied with.

         Any deposits with the Trustee referred to in Section 7.03(1)(A) above shall be irrevocable and shall be made under the terms of an escrow trust agreement in form and substance satisfactory to the Trustee. If any Outstanding Senior Notes of such series are to be redeemed prior to their Stated Maturity, whether pursuant to any optional redemption provisions or in accordance with any mandatory sinking fund requirement, the Company shall make such arrangements as are satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.

         Upon the satisfaction of the conditions set forth in this Section 7.03 with respect to all the Outstanding Senior Notes of any series, the terms and conditions of such series, including the terms and conditions with respect thereto set forth in this Indenture, shall no longer be binding upon, or applicable to, the Company or the Guarantor, other than the provisions of Sections 2.06 and 2.07 and other than the right of Holders of Senior Notes of such series to receive, from the trust fund described in this Section, payment of the principal of, premium if any, and the interest on such Senior Notes when such payments are due and other than the rights, powers, duties and immunities of the Trustee hereunder (including the obligations of the Company and the Guarantor to the Trustee under Section 9.07).

         SECTION 7.04. REINSTATEMENT. If the Trustee is unable to apply any money in accordance with Section 7.01 or 7.03 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's and Guarantor's obligations under this Indenture and the Senior Notes and the Guarantees shall be revived and reinstated as though no deposit had occurred pursuant to this Article Seven until such time as the Trustee is permitted to apply all such money in accordance with Section 7.01 or 7.03; provided, however, that if the Company makes any payment of principal of (and premium, if any) or interest on any Senior Notes following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Senior Notes to receive such payment from the money held by the Trustee.

                                 ARTICLE VIII

                                  REMEDIES

         SECTION 8.01. EVENTS OF DEFAULT. "Event of Default", wherever used herein with respect to Senior Notes of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of any instalment of interest upon any Senior Note of that series when such instalment of interest shall become due and payable, and continuance of such default for a period of 30 days; or

                  (2) default in the payment of the principal of (or premium, if any, on) any Senior Note of that series at its Maturity; or

                  (3) default in the deposit under Section 6.10 of any instalment of any sinking fund or similar payment with respect to Senior Notes of that series when and as payable by the terms of the Board Resolution or supplemental indenture establishing such series, and continuance of such default for a period of 30 days; or

                  (4) default in the performance, or breach, of any covenant or warranty of the Company or the Guarantor in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section 8.01 specifically dealt with or which has expressly been included in the Indenture solely for the benefit of Senior Notes of a series other than that series), and continuance of such default or breach for the period of time and after the notice specified below;

                  (5) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company or the Guarantor a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or the Guarantor under the United States Federal Bankruptcy Code or any other applicable Federal, State or Dutch law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or the Guarantor or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (6) the institution by the Company or the Guarantor of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under in the case of the Company, any applicable Dutch bankruptcy, insolvency or analogous law, or in the case of the Guarantor, the Federal Bankruptcy Code or any other applicable
         Federal or State law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or the Guarantor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or the Guarantor in furtherance of any such action; or

                  (7) default by the Company or the Guarantor beyond any period of grace provided for with respect thereto in any payment of principal or interest on any obligation for borrowed money, other than any of the Senior Notes, under an indenture in which the Trustee is acting as the trustee for security holders, or in the performance of any other term, condition or covenant contained in any such indenture, which results in the principal amount of such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise be due and payable, without such acceleration being rescinded or annulled within the period and after the notice specified below, and such principal amount exceeds $150,000,000.

         A default with respect to any series of Senior Notes under clause (4) or clause (7) is not an Event of Default until the Trustee notifies the Company and the Guarantor, or the Holders of at least 25% in principal amount of the outstanding Senior Notes of that series notify the Company, the Guarantor and the Trustee, of the default and the Company and the Guarantor do not cure the default within 60 days in the case of clause (4) and 30 days in the case of clause (7) after receipt of the notice. The notice must specify the default, demand that it be remedied and state that the notice is a "Notice of Default."

         SECTION 8.02. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT. If an Event of Default occurs with respect to Notes of any series at the time Outstanding and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Senior Notes of that series may declare the principal of all the Senior Notes of that series (or, if the Senior Notes of that series are Original Issue Discount Notes, such portion of the principal amount thereof as may be specified in the terms of such Senior Notes) and all accrued but unpaid interest to be due and payable immediately, by a notice in writing to the Company and the Guarantor (and to the Trustee if given by Holders), and upon any such declaration such principal and all accrued but unpaid interest shall become immediately due and payable.

         At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article VIII provided, the Holders of a majority in principal amount of the Senior Notes then Outstanding of that series, by written notice to the Company, the Guarantor and the Trustee, may rescind and annul such declaration and its consequences if

         (1) the Company or the Guarantor has paid or deposited with the Trustee a sum sufficient to pay

                  (A) all overdue installments of interest, if any, on all Senior Notes of that series,

                  (B) the principal of (and premium, if any, on) any Senior Notes of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or the respective rates borne by the Senior Notes of that series,

                  (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest, if any, at the rate or the respective rates borne by the Senior Notes of that series or at a rate otherwise specified therein, and

                  (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 9.07;

and

         (2) all Events of Default, other than the non-payment of the principal of Senior Notes of that series which have become due solely by such acceleration, have been cured or waived as provided in Section 8.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

         SECTION 8.03.  COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT
BY TRUSTEE.   The Company and the Guarantor covenant that if

         (1) default is made in the payment of any instalment of interest on any Senior Notes when such interest becomes due and payable and such default continues for a period of 30 days, or

         (2) default is made in the payment of (i) the principal of (or premium, if any) or, (ii) any sinking fund instalment when due and payable on any Senior Notes at the Maturity thereof,

the Company or the Guarantor will, upon demand of the Trustee or the Holders of not less than 25% in principal amount of such Outstanding Senior Notes, pay to the Trustee, for the benefit of the Holders of such Senior Notes, the whole amount then due and payable on such Senior Notes for principal (and premium, if any) and interest, with interest upon the overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate or respective rates borne by such Senior Notes or at the rate or respective rates specified therein; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Company and the Guarantor fail to pay such amount forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company and the Guarantor or any other obligor upon the Senior Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company and the Guarantor or any other obligor upon the Senior Notes, wherever situated.

         If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         SECTION 8.04. TRUSTEE MAY FILE PROOFS OF CLAIM. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company, the Guarantor or any other obligor upon the Senior Notes or the property of the Company, the Guarantor or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Senior Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company or the Guarantor for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Senior Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                  (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 9.07.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

         SECTION 8.05. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF NOTES. All rights of action and claims under this Indenture or the Senior Notes may be prosecuted and enforced by the Trustee without the possession of any of the Senior Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the rateable benefit of the Holders of the Senior Notes in respect of which such judgment has been recovered.

         SECTION 8.06. APPLICATION OF MONEY COLLECTED. Any money collected by the Trustee pursuant to this Article VIII shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Senior Notes, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee under Section 9.07;

                  SECOND: To the payment of the amounts then due and unpaid upon the Senior Notes for principal (and premium, if any) and interest, in respect of which or for the benefit of which such money has been collected, rateably, without preference or priority of any kind, according to the amounts due and payable on such Senior Notes for principal (and premium, if any) and interest, respectively; and

                  THIRD: To the payment of the remainder, if any, to the Company, the Guarantor or any other Person lawfully entitled thereto.

         For all purposes of this Section 8.06, the Holders of any Senior Notes denominated in ECU, or any other composite currency or a Foreign Currency shall be entitled to receive a rateable portion of the payment determined pursuant to
Section 1.04(f) hereof.

         SECTION 8.07. LIMITATIONS ON SUITS. No Holder of any Senior Note of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Senior Notes of that series;

                  (2) the Holders of not less than 25% in principal amount of the Outstanding Senior Notes of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60 day period by the Holders of a majority in principal amount of the Outstanding Senior Notes of such series;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and rateable benefit of all the Holders.

         SECTION 8.08. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST. Notwithstanding any other provision in this Indenture, the Holder of any Senior Note shall have the right which is absolute and unconditional to receive payment of the principal of (and premium, if any) and (subject to Section 2.07) interest on such Senior Note on the respective Stated Maturities expressed in such Senior Note (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

         SECTION 8.09. RESTORATION OF RIGHTS AND REMEDIES. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Guarantor, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

         SECTION 8.10. RIGHTS AND REMEDIES CUMULATIVE. No right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 8.11. DELAY OR OMISSION NOT WAIVER. No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article VIII or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

         SECTION 8.12. CONTROL BY HOLDERS. The Holders of a majority in principal amount of the Outstanding Senior Notes of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee applicable to such series, provided that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

         SECTION 8.13. WAIVER OF PAST DEFAULTS. Subject to Section 8.02, the Holders of a majority in principal amount of the Outstanding Senior Notes of any series affected by an Event of Default may on behalf of the Holders of such series of Senior Notes waive any past default hereunder and its consequences, except a default

                  (1) in the payment of the principal of (or premium, if any) or interest on any Senior Note of such series, or

                  (2) in respect of a covenant or provision hereof which under
         Section 12.02 cannot be modified or amended without the consent of the Holder of each Outstanding Senior Note affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         SECTION 8.14. UNDERTAKING OF COSTS. All parties to this Indenture agree, and each Holder of any Senior Note by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered, or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 8.14 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of any series of the Outstanding Senior Notes, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Senior Note on or after the respective Stated
Maturities expressed in such Senior Note for such interest (or, in the case of redemption, on or after the Redemption Date).

         SECTION 8.15. WAIVER OF STAY OR EXTENSION LAWS. Each of the Company and the Guarantor covenant (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension of law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Company and the Guarantor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                             ARTICLE IX

                              TRUSTEE

         SECTION 9.01. CERTAIN DUTIES AND RESPONSIBILITIES. (a) Except during the continuance of an Event of Default:

                  (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

         (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

                  (1) this Subsection (c) shall not be construed to limit the effect of Subsection (a) of this Section 9.01;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Senior Notes determined as provided in Section 1.01 and
         1.04 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

                  (4) no provision of this Indenture shall require the Trustee to expend, pay, advance or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers.

         SECTION 9.02. NOTICE OF DEFAULT. Within 90 days after the occurrence of any default hereunder, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Note Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Senior Note or in the payment of any sinking or purchase fund instalment, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders; and provided, further, that in the case of any default of the character specified in Section 8.01(4) no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section 9.02 the term 'default' means any event which is, or after notice or lapse of time or both would become, an Event of Default.

         SECTION 9.03.  CERTAIN RIGHTS OF TRUSTEE.  Except as
otherwise provided in Section  9.01:

         (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request or direction of the Company or the Guarantor mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board
Resolution;

         (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

         (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity, reasonably satisfactory to the Trustee, against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company or the Guarantor, personally or by agent or attorney;

         (g) the Trustee may execute any of the trusts or powers or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

         (h) the Trustee shall not be liable for any action taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; and

         (i) the Trustee shall not be charged with knowledge of the existence of any change of control or sale of all, or substantially all the properties or assets of the Company or the Guarantor unless either (i) a Responsible Officer of the Trustee shall have actual knowledge thereof, or (ii) the Trustee shall have received written notice thereof from the Company, the Guarantor or any Holder of the Notes.

         SECTION 9.04. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF NOTES. The recitals contained herein and in the Senior Notes, except the certificate of authentication, shall be taken as the statements of the Company or the Guarantor, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Senior Notes or the Guarantees. The Trustee shall not be accountable for the use or application by the Company or the Guarantor of Senior Notes or the proceeds thereof.

         SECTION 9.05. MAY HOLD NOTES. The Trustee, any Paying Agent, Note Registrar or any other agent of the Company or the Guarantor, in its individual or any other capacity, may become the owner or pledgee of Senior Notes and, subject to Sections 9.08 and 9.09 may otherwise deal with the Company or the Guarantor with the same rights it would have if it were not Trustee, Paying Agent, Note Registrar or such other agent.

         SECTION 9.06.  MONEY HELD IN TRUST.  Money held by the
Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company and the Guarantor.

         SECTION 9.07. COMPENSATION AND REIMBURSEMENT. The Company and the Guarantor, jointly and severally agree

                  (1) to pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3) to indemnify the Trustee for, and to hold it harmless against, any loss, damage, claims, liability or expense, including taxes (other than taxes based upon, or measured by, the income of the Trustee) incurred, without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         As security for the performance of the obligations of the Company and the Guarantor under this Section 9.07 the Trustee shall have a lien prior to the Senior Notes for any amount owing to it or to any predecessor Trustee upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest on particular Senior Notes.

         When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 8.01(5) or Section 8.01(6), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

         The provisions of this Section 9.07 shall survive the resignation or removal of the Trustee and the termination of the Indenture.

         SECTION 9.08. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY; DISQUALIFICATION; CONFLICTING INTERESTS. (a) This Indenture shall always have a Trustee with respect to the Senior Notes of each series which satisfies the requirements of TIA 310(a)(1). The Trustee shall always have a combined capital and surplus of at least $5,000,000 as set forth in its most recent annual report of condition.

         (b) The Trustee is subject to TIA 310(b), including the optional provision permitted by the second sentence of TIA 310(b)(9); it being understood that for the purposes of this Indenture, with respect to Senior Notes of any series, the provisions of TIA 310(b) with respect to conflicting interests relating to "other securities" shall be interpreted to include Senior Notes of each other series and with respect to "other indentures" shall include the provisions of this Indenture relating to the Senior Notes of such other series.

         SECTION 9.09. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY. The Trustee is subject to TIA 311(a), excluding any creditor relationship listed in TIA 311(b). A Trustee who has resigned or been removed shall be subject to TIA 311(a) to the extent indicated.

         SECTION 9.10. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 9.11.

         (b) The Trustee may resign at any time by giving written notice thereof to the Company and the Guarantor. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Senior Notes, delivered to the Trustee, the Company and the Guarantor.

         (d) If at any time:

                  (1) the Trustee shall fail to comply with Section 9.08(b) after written request therefor by the Company, the Guarantor or by any Holder who has been a bona fide Holder for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 9.08(a) and shall fail to resign after written request therefor by the Company or the Guarantor or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company or the Guarantor, individually and not jointly by a Board Resolution may remove the Trustee, or (ii) subject to Section 8.14, any Holder who has been a bona fide Holder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Senior Notes delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to the Holders as their names and addresses appear in the Note Register. Each notice shall include the name of the successor Trustee and the address of its principal corporate trust office.

         SECTION 9.11. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and the Guarantor and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company and the Guarantor or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section 9.07. Upon request of any such successor Trustee, the Company and the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article IX.

         SECTION 9.12. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this
Article IX, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Senior Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Senior Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Senior Notes.

                           ARTICLE X

       HOLDER'S LISTS AND REPORTS BY TRUSTEE AND COMPANY

         SECTION 10.01. COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee, between September 1 and September 15 and between March 1 and March 15 in each 12 months' period beginning with March 1, 1999, and at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list in such form as the Trustee may reasonably require of the names and addresses of the Holders as of a date not more than 15 days prior to the time such information is furnished. So long as the Trustee is the Note Registrar no such list need be furnished.

         SECTION 10.02. PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.
(a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 10.01 and the names and addresses of Holders received by the Trustee in its capacity as Note Registrar. The Trustee may destroy any list furnished to it as provided in Section 10.01 upon receipt of a new list so furnished.

         (b) Holders of Senior Notes may communicate pursuant to TIA 312(b) with other Holders with respect to their rights under this Indenture or the Senior Notes. The Company, the Guarantor the Trustee, the Senior Note Registrar, and anyone else shall have the protection of TIA 312(c).

         SECTION 10.03. REPORTS BY TRUSTEE. (a) The term 'reporting date', as used in this Section 10.03, means May 15. Within 60 days after the reporting date in each year, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Note Register, a brief report dated as of such reporting date that complies with TIA 313(a). The Trustee shall also comply with TIA 313(b).

         (b) Reports pursuant to this Section 10.03 shall be transmitted by mail:

                  (1) to all Holders of Senior Notes, as the names and addresses of such Holders appear in the Note Register;

                  (2) to such Holders of Senior Notes as have, within the 2 years preceding such transmission, filed their names and addresses with the Trustee for that purpose; and except in the case of reports pursuant to TIA 313(b), to all Holders of Senior Notes whose names and addresses have been furnished to or received by the Trustee pursuant to Section 10.01.

         (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Senior Notes are listed, and also with the Commission. The Company will notify the Trustee when the Senior Notes are listed on any stock exchange.

                              ARTICLE XI

            CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

         SECTION 11.01. GUARANTOR MAY CONSOLIDATE, ETC. ONLY ON CERTAIN TERMS. The Guarantor shall not consolidate with or merge into any other Person or convey, transfer, sell or lease its properties and assets as, or substantially as, an entirety to any Person, unless:

                  (1) the Person formed by such consolidation or into which the Guarantor is merged or the Person which acquires by conveyance, transfer, sale or lease the properties and assets of the Guarantor as, or substantially as, an entirety shall be a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Senior Notes pursuant to the Guarantee and the performance of every covenant of this Indenture on the part of the Guarantor to be performed or observed;

                  (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing; and

                  (3) the Guarantor has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Section 11.01 and that all conditions precedent herein provided for relating to such transaction have been complied with.

         SECTION 11.02. COMPANY MAY CONSOLIDATE, ETC. ONLY ON CERTAIN TERMS. Notwithstanding anything contained in this Indenture or in the Senior Notes, a resolution or order for winding-up the Company or any other proceedings taken with a view to its reconstruction or its reorganization or its consolidation, amalgamation or merger with or into another Person, or any other transaction or proceedings resulting in the amalgamation of the Company with another Person or the transfer, sale or conveyance of all or substantially all the Company's undertaking or assets to another Person shall not constitute an Event of Default or be deemed to be prevented or restricted by anything contained herein or in the Senior Notes, if the Person resulting from such a reconstruction, reorganization, consolidation, amalgamation or merger or the Person to whom such undertaking or assets are transferred, sold or conveyed, as the case may be (herein referred to as the "Successor"), shall, within 120 days from the passing of the resolution or the date of the order, and at or before the taking of such other proceedings or the transfer, sale or conveyance of the undertaking and assets of the Company to the Successor, enter into a covenant with the Trustee or otherwise become liable in law to pay the principal and interest and other moneys due or which may become due under this Indenture and the Senior Notes and to perform and observe all the obligations of the Company under this Indenture, and shall sign and execute all such deeds and documents as the Trustee may be advised by counsel are necessary or advisable in the circumstances.

                  Provided, however, that the Company shall not engage in any transaction referred to in the foregoing paragraph unless the Trustee has been satisfied that the following conditions have been complied with:

         (1) the Successor is a corporation incorporated or a partnership formed under the laws of the Netherlands or of the United States of America or under any of the respective political subdivisions thereof;

         (2) at the time of and immediately after the consummation of the transaction no condition or event shall exist which constitutes or which would, after the lapse of time of giving of notice or both, constitute an Event of Default hereunder;

         (3) the Successor is lawfully entitled to acquire and operate the undertaking and assets; and

         (4) in the opinion of counsel to the Trustee, the transaction is upon such terms as substantially to preserve and not to impair any of the rights and powers of the Trustee or of the Holders hereunder.

                  The Trustee may request, accept and rely on an Opinion of Counsel that conditions prescribed in this section 11.02 have been complied with and upon obtaining such opinion the Trustee shall join in such documents and do such acts as may be required or thought advisable to consent to or give effect to such reconstruction, reorganization, consolidation, amalgamation, merger, transfer, sale or conveyance and to release and discharge the Company from liability under this Indenture and the Senior Notes.

         SECTION 11.03. SUCCESSOR CORPORATION SUBSTITUTED. Upon any consolidation or merger, or any conveyance, transfer, sale or lease of the properties and assets of the Company or the Guarantor, as the case may be, as, or substantially as, an entirety in accordance with Sections 11.01 or 11.02, the successor Person formed by such consolidation or into which the Company or the Guarantor is merged or to which such conveyance, transfer, sale or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or the Guarantor, as the case may be, under this Indenture with the same effect as if such successor Person had been named as the Company or the Guarantor respectively herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture, the Senior Notes or the Guarantees as applicable.

                        ARTICLE XII

                 SUPPLEMENTAL INDENTURES

         SECTION 12.01. SUPPLEMENTAL INDENTURE WITHOUT CONSENT OF HOLDERS. Without the consent of any Holder, the Company, the Guarantor and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to create a new series of Senior Notes;

                  (2) to evidence the succession of another Person to the Company or the Guarantor, and the assumption by any such successor of the covenants of the Company or the Guarantor herein and in the Senior Notes contained;

                  (3) to add to the covenants of the Company or the Guarantor for the benefit of the Holders of all or any series of Senior Notes (and if such covenants are to be for the benefit of less than all series of Senior Notes, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company or the Guarantor;

                  (4) to mortgage, pledge, convey, assign and transfer to the Trustee any property or assets as security for the Senior Notes and to specify the terms and conditions upon which such property or assets are to be held and dealt with by the Trustee and to set forth such other provisions in respect thereof as may be required by this Indenture or as may, consistent with the provisions of this Indenture, be deemed appropriate by the Company or the Guarantor and the Trustee, or to correct or amplify the description of any such property or assets at any time so mortgaged, pledged, conveyed and transferred to the Trustee;

                  (5) to add any additional Events of Default with respect to all or any series of Senior Notes;

                  (6) to cure any ambiguity, defect, or inconsistency or to correct or supplement any provision contained herein or in any supplemental indenture or in any Senior Notes issued hereunder;

                  (7) to provide for uncertificated Senior Notes in addition to certificated Senior Notes;

                  (8) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Senior Notes in bearer form, registrable or not registrable as to principal, and with or without interest coupons;

                  (9) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Senior Notes of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 9.11; or

                  (10) to make any change that does not adversely affect the rights of any Holder of Senior Notes which are Outstanding.

         SECTION 12.02. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS. Subject to the provisions of Section 8.12 and Section 8.13, with the consent of the Holders of not less than a majority in principal amount of the Outstanding Senior Notes of each series which are affected, evidenced by Act of said Holders delivered to the Company and the Trustee, the Company and the Guarantor, each when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Senior Notes of such series thereof under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Senior Note affected thereby,

                  (1) change the Stated Maturity of the principal of, or any instalment of interest on, any Senior Note, or reduce the principal amount thereof or the interest thereon or any premium payable upon the redemption thereof, or reduce the principal amount of an Original Issue Discount Note that would be due and payable upon a declaration of acceleration of the Maturity thereof, or change the coin or currency in which any Senior Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

                  (2) reduce the percentage in principal amount of the Outstanding Senior Notes of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                  (3) modify any of the provisions of this Section 12.02 or
         Section 8.13, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Senior Note affected thereby provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to 'the Trustee' and concomitant changes in this Section and Section 3.08, or the deletion of this proviso, in accordance with the requirements of Sections 9.11 and 12.01(9).

         It shall not be necessary for any Act of Holders under this Section
12.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve substance thereof.

         SECTION 12.03. EXECUTION OF SUPPLEMENTAL INDENTURES. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article XII or the modification thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 9.01) shall be fully protected in relying upon, an Opinion of

Counsel, stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and that such supplemental indenture is a valid and binding obligation of the Company or the Guarantor in accordance with its terms. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         SECTION 12.04. EFFECT OF SUPPLEMENTAL INDENTURES. Upon the execution of any supplemental indenture under this Article XII, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Senior Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         SECTION 12.05. CONFORMITY WITH TRUST INDENTURE ACT. Every supplemental indenture executed pursuant to this Article XII shall conform to the requirements of TIA as then in effect.

         SECTION 12.06. REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES. Senior Notes authenticated and delivered after the execution of any applicable supplemental indenture pursuant to this Article XII may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Senior Notes so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Senior Notes.

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


                                    -66-

                                TESTIMONIUM

         This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                   HOUSEHOLD INTERNATIONAL NETHERLANDS B.V.

                                   By              /s/ Edgar Ancona
                                                     Vice President

Attest:
/s/ Patrick D. Schwartz
Assistant Secretary

                                            HOUSEHOLD INTERNATIONAL, INC.

                                            BY    /s/ B. B. Moss, Jr.
                                                  Assistant Treasurer

Attest:
/s/ Susan E. Casey
Assistant Secretary

                                            THE CHASE MANHATTAN BANK,
                                            as Trustee

                                            BY   /s/ Gregory P. Shae
                                                 Senior Trust Officer
Attest:
/s/ Philbert G. Jones
Assistant Secretary